November 30, 2012

as amended December 7, 2012

Prospectus

Touchstone Strategic Trust

	Class A	Class C	Class Y	Institutional
Touchstone Dynamic Equity Fund	TDEAX	TDECX	TDEYX	TDELX
Touchstone Emerging Growth Fund	TGFAX	TGFCX	TGFYX	TGFLX
Touchstone International Equity Fund	TIEAX	TIECX	TIEYX	TIELX
Touchstone Conservative Allocation Fund	TSAAX	TSACX	TSAYX	TVAIX
Touchstone Balanced Allocation Fund	TBAAX	TBACX	TBAYX	TBAIX
Touchstone Moderate Growth Allocation Fund	TSMAX	TSMCX	TSMYX	TSMIX
Touchstone Growth Allocation Fund	TGQAX	TGQCX	TGQYX	TGQIX

The Securities and Exchange Commission has not approved the Funds’ shares as an investment or determined whether this Prospectus is accurate or complete.  Anyone who tells you otherwise is committing a crime.

TOUCHSTONE DYNAMIC EQUITY FUND SUMMARY

The Fund’s Investment Goal

The Fund seeks to obtain long-term capital appreciation from hedged equity investments with less risk than a fully invested, unhedged equity portfolio.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s Prospectus on page 56 and in the section entitled “Choosing a Share Class” in the Fund’s Statement of Additional Information (“SAI”) on page 61.

	Class A	Class C		Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%		None	None
Wire Redemption Fee	Up to $15	Up to $15		Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%		0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%		None	None
Other Expenses
Expenses on Short Sales	1.25%	1.25%		1.25%	1.25%
Other Operating Expenses	0.72%	0.64%		0.49%	0.84%
Total Other Expenses	1.97%	1.89	%(1)	1.74%	2.09%
Acquired Fund Fees and Expenses	0.01%	0.01%		0.01%	0.01%
Total Annual Fund Operating Expenses(2)	3.08%	3.75%		2.60%	2.95%
Fee Waivers and/or Expense Reimbursement(3)	(0.27)%	(0.19)%		(0.04)%	(0.44)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement	2.81%	3.56%		2.56%	2.51%

(1)”Other Expenses” for Class C shares have been restated to reflect estimated amounts for the current fiscal year.

(2)The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund’s Annual Report dated July 31, 2012, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.55%, 2.30%, 1.30% and 1.25%, for Class A shares, Class C shares, Class Y shares, and Institutional shares, respectively.  This expense limitation will remain in effect until at least April 16, 2014, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders.  Touchstone Advisors is entitled to recoup, subject to approval by the Board of Trustees of the Fund, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s expenses are below the expense limitation.  See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s Prospectus for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$843	$459	$259	$254	$359
3 Years	$1,430	$1,115	$802	$841	$1,115
5 Years	$2,059	$1,906	$1,374	$1,485	$1,906
10 Years	$3,741	$3,971	$2,929	$3,216	$3,971

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the portfolio turnover rate of the Fund was 233.99% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund’s sub-advisor, Analytic Investors, LLC (“Analytic”), seeks to achieve the Fund’s investment goal by investing the Fund’s assets in a combination of equity securities, high quality short-term debt securities and derivative instruments.

Equity Strategy.  The Fund normally invests at least 80% of its assets in equity securities.  This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.  The Fund invests primarily in long and short positions in U.S. large-cap stocks included in the Russell 1000® Index, although the Fund may invest in small- and mid-cap equity securities.  The Fund buys securities “long” that Analytic believes will outperform and sells securities “short” that Analytic believes will underperform.  The Fund intends to take long and short equity positions that may vary over time based on Analytic’s assessment of market conditions and other factors.  The Fund’s long equity exposure is ordinarily expected to range from 80% to 130% and its short equity exposure from 0% to 70% of the Fund’s net assets, excluding cash.  The Fund may take short positions at the higher end of this range when it has reduced its written call options positions under the options strategy (as described below) and may during these periods hold a substantial portion of the Fund’s total assets in high quality short-term debt securities, cash, or cash equivalents.

Analytic selects common stocks and other equity securities for the Fund using a proprietary system that ranks securities according to a quantitative model.  The model attempts to determine a security’s intrinsic value by evaluating variables such as relative valuation, price momentum, company fundamentals, liquidity and risk.

Options Strategy.  Analytic seeks to reduce the overall portfolio risk through the use of options.  The Fund’s options strategy primarily focuses on the use of writing (selling) call options on equity indexes or index exchange traded funds (“ETFs”).  For these purposes, the Fund treats options on indexes and ETFs as being written on securities having an aggregate value equal to the face or notional amount of the index or ETF subject to the option.  The Fund may sell call options on broad-based domestic equity indexes or ETFs, such as the S&P 100® Index, as well as on narrower market indexes or ETFs or on indexes or ETFs of companies in a particular industry or sector.  The Fund may also sell call options on foreign indexes or ETFs.  The Fund seeks to write options on broad and narrow-based indexes and ETFs that correlate with the price movements of the Fund’s equity securities.

The Fund may also buy index put options to help protect the Fund from market declines that may occur in the future as the value of index put options increases as the prices of the stocks constituting the index decrease.  However, during periods of market appreciation, the value of the index put option decreases as these stocks increase in price.  The Fund may also write (sell) covered call options on individual equity securities.  The Fund may also purchase put options on individual equity securities which it owns.

Other Derivative Strategies.  In addition to the options strategy, the Fund may use other derivatives for a variety of purposes, including: to hedge against market and other risks in the portfolio; manage cash flows; and maintain market exposure and adjust the characteristics of its investments to more closely approximate those of its benchmark, with reduced transaction costs.  Analytic may also use futures contracts to seek to gain broad market exposure and/or to hedge against market and other risks in the Fund’s portfolio.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.  Analytic generally considers selling a security when it reaches fair value estimate, when the company’s fundamentals do not appear to justify the current price, when there has been or there is an expectation of an adverse change in the company’s fundamentals, when the risks of the security unexpectedly rise, or when other investment opportunities appear more attractive.

The Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could return less than other investments.  The Fund is subject to the principal risks summarized below.

Covered Call Options Risk:  Investments in covered calls involve certain risks.  These risks include:

•                  Limited Gains.  When the Fund writes a covered call option, the Fund makes an obligation to deliver a security it already owns at an agreed-upon strike price on or before a predetermined date in the future in return for a premium.  By selling a covered call option, the Fund may forego the opportunity to benefit from an increase in the price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock.  While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of stock upon exercise of the option could be substantially below its prevailing market price.

•                  Lack of Liquidity for the Option.  A liquid market may not exist for the option.  If the Fund is not able to close out the options transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

•                  Lack of Liquidity for the Security.  The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities.  Because the Fund will generally hold the stocks underlying the call option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

Derivatives Risk:  The Fund may invest in derivatives, such as futures and options contracts, options related to futures contracts or swap contracts, to pursue its investment goal.  The use of such derivatives may expose the Fund to additional risks to which it would otherwise not be subject.  The lack of a liquid secondary market for a particular derivative instrument may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its goals and to realize profits or limit losses.  Since transactions in derivatives may involve leverage, a relatively small price movement in a derivative may result in an immediate and substantial loss to the Fund.

Equity Securities Risk:  The Fund is subject to the risk that stock prices will fall (or rise with respect to short positions) over short or extended periods of time.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.  Conversely, the risk of price increases with respect to securities sold short will also cause a decline in the value of the Fund’s shares.

Management Risk:  The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Large-Cap Risk:  Large-cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies.  Larger cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Futures Contracts Risk:  A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time.  A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.  The risks associated with futures include: the potential inability to terminate or sell a position, the lack of a liquid secondary market for the Fund’s position and the risk that the counterparty to the transaction will not meet its obligations.

Foreign Securities Risk:  Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

Index and ETF Call Options Risk:  Writing index and ETF call options is intended to reduce the Fund’s volatility and provide income, although it may also reduce the Fund’s ability to profit from increases in the value of its equity portfolio.

Portfolio Turnover Risk:  The risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns.  High portfolio turnover is also likely to result in higher short-term capital gains taxable to shareholders.

Short Sales Risk:  When selling a security short, the Fund will sell a security it does not own at the then-current market price.  The Fund borrows the security to deliver to the buyer and is obligated to buy the security at a later date so it can return the security to the lender.  If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.  In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price.  If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss.  In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited.  By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

Leverage Risk:  By engaging in certain derivative strategies or investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks.  The use of leverage may increase the Fund’s exposure to long or short equity positions and make any change in the Fund’s net asset value greater than without the use of leverage.  Leverage generally results in increased volatility of returns.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s Prospectus.

The Fund’s Performance

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for 1 year, 5 years, and 10 years compare with the S&P 500 Index and the Citigroup 3-Month T-Bill Index.  The bar chart does not reflect any sales charges, which would reduce your return.  For information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s SAI.  Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Dynamic Equity Fund — Class Y shares Total Return as of December 31

Best Quarter:	Worst Quarter:
Fourth Quarter 2011 +10.89%	Fourth Quarter 2008 -16.78%

The year-to-date return for the Fund’s Class Y shares as of October 31, 2012 is 8.0%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  After-tax returns are only shown for Class Y shares and after-tax returns for other Classes will vary.

Class Y shares began operations on July 1, 1978, Class A shares, and Class C shares began operations on March 31, 2005 and Institutional shares began operations on December 9, 2005.  Class A shares and Class C shares performance was calculated using the historical performance of Class Y shares for the periods prior to March 31, 2005 and Institutional shares performance was calculated using the historical performance of Class Y shares for the periods prior to December 9, 2005.  The Class A shares performance for this period has been restated to reflect the impact of Class A shares fees and expenses and the Class C shares performance for this period has been restated to reflect the impact of Class C shares fees and expenses.

Average Annual Total Returns
For the periods ended December 31, 2011

	1 Year	5 Years	10 Years
Class Y
Return Before Taxes	8.17%	-4.08%	1.92%
Return After Taxes on Distributions	8.17%	-4.50%	1.41%
Return After Taxes on Distributions and Sale of Fund Shares	5.31%	-3.63%	1.42%
Class A
Return Before Taxes	1.65%	-5.43%	1.09%
Class C
Return Before Taxes	6.12%	-5.03%	0.94%
Institutional
Return Before Taxes	8.05%	-4.06%	1.93%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%
Citigroup 3-Month T-Bill Index (reflects no deduction for fees, expenses or taxes)	0.08%	1.36%	1.85%

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub- Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Investment Sub- Advisor
Analytic Investors, LLC	Dennis Bein, CFA	Managing the Fund since August 1995	Chief Investment Officer and Portfolio Manager
	Harindra de Silva, Ph.D., CFA	Managing the Fund since August 1995	President and Portfolio Manager
	Gregory McMurran	Managing the Fund since June 1978	Chief Investment Officer and Portfolio Manager
	Ryan Brown	Managing the Fund since April 2010	Portfolio Manager

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A, Class C, and Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone.  Institutional shares are available through Touchstone Securities, Inc. or your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s Prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE EMERGING GROWTH FUND SUMMARY

The Fund’s Investment Goal

The Fund seeks to provide investors with capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s Prospectus on page 56 and in the section entitled “Choosing a Share Class” in the Fund’s SAI on page 61.

	Class A	Class C		Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%		None	None
Wire Redemption Fee	Up to $15	Up to $15		Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%		0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%		None	None
Other Expenses	1.54%	0.95	%(1)	0.76%	0.38%
Acquired Fund Fees and Expenses	0.01%	0.01%		0.01%	0.01%
Total Annual Fund Operating Expenses(2)	2.70%	2.86%		1.67%	1.29%
Fee Waivers and/or Expense Reimbursement(3)	(1.30)%	(0.71)%		(0.52)%	(0.29)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement	1.40%	2.15%		1.15%	1.00%

(1) “Other Expenses” for Class C shares have been restated to reflect estimated amounts for the current fiscal year.

(2)The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund’s Annual Report dated July 31, 2012, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.39%, 2.14%, 1.14%, and 0.99%, for Class A shares, Class C shares, Class Y shares, and Institutional shares, respectively.  This expense limitation will remain in effect until at least April 16, 2014, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders.  Touchstone Advisors is entitled to recoup, subject to approval by the Board of Trustees of the Fund, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s expenses are below the expense limitation.  See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s Prospectus for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$709	$318	$117	$102	$218
3 Years	$1,160	$768	$438	$359	$768
5 Years	$1,730	$1,398	$822	$659	$1,398
10 Years	$3,273	$3,095	$1,900	$1,512	$3,095

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the portfolio turnover rate of the Fund was
172.76% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in equity securities of “emerging growth companies”, as defined below.  Equity securities primarily includes common stocks.  Although the Fund may invest in emerging growth companies of any size, the Fund emphasizes small- and mid-cap companies in its portfolio.  For purposes of this Fund, small- and mid-cap companies include companies with market values generally within the range of market values of issuers included in the Russell 2500™ Growth Index.  The index measures the performance of the small to mid-cap growth segment of the U.S. equity universe.  It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Copper Rock Capital Partners, LLC (“Copper Rock”), the Fund’s sub-advisor, considers an “emerging growth company” to be a company that exhibits high quality, growth characteristics.  Copper Rock employs a fundamental, bottom-up investment approach that focuses on identifying emerging companies that Copper Rock believes exhibit the potential for strong and sustainable revenue and earnings growth, strong financial and competitive positions, and are led by strong management teams.  Copper Rock sells or reduces a position when the target price for a stock is attained, there is a change in the company’s management team or business objectives, or when there is deterioration in a company’s fundamentals.  Copper Rock seeks to construct a portfolio that is diversified across sectors and industries.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

The Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could return less than other investments.  The Fund is subject to the principal risks summarized below.

Equity Securities Risk:  The Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Management Risk:  The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Mid-Cap Risk:  The Fund is subject to the risk that medium-capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Small-Cap Risk:  The Fund at times may be primarily invested in small-capitalization companies.  The Fund is subject to the risk that small-capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Small-cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group.  In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Growth Investing Risk:  Growth oriented funds may underperform when value investing is in favor and growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential.

Portfolio Turnover Risk:  The risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns.  High portfolio turnover is also likely to result in higher short-term capital gains taxable to shareholders.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s Prospectus.

The Fund’s Performance(1)

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for 1 year, 5 years, and since inception compare with the Russell 2500™ Growth Index.  The bar chart does not reflect any sales charges, which would reduce your return.  For information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s SAI.  Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Emerging Growth Fund — Institutional shares Total Return as of December 31

Best Quarter:	Worst Quarter:
Fourth Quarter 2010 +19.83%	Fourth Quarter 2008 -25.77%

The year-to-date return for the Fund’s Institutional shares as of October 31, 2012 is 13.94%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  After-tax returns are only shown for Institutional shares and after-tax returns for other Classes will vary.

Institutional shares and Class A shares began operations on July 29, 2005, and Class Y shares began operations on December 9, 2005.  Class Y shares performance was calculated using the historical performance of Class A shares for the periods prior to December 9, 2005.  The Class Y shares performance for this period has been restated to exclude the maximum applicable sales charge for Class A shares.

Average Annual Total Returns
For the periods ended December 31, 2011

	1 Year	5 Years	Since Inception (7/29/05)
Institutional
Return Before Taxes	-3.76%	-0.37%	2.23%
Return After Taxes on Distributions	-3.76%	-0.73%	1.95%
Return After Taxes on Distributions and Sale of Fund Shares	-2.44%	-0.44%	1.81%
Class A
Return Before Taxes	-9.60%	-1.98%	0.85%
Class Y
Return Before Taxes	-3.98%	-0.57%	2.02%
Russell 2500™ Growth Index (reflects no deduction for fees, expenses or taxes)	-1.57%	2.89%	4.45%

(1) Class C shares commenced operations on April 16, 2012.  Class C shares would have had substantially similar annual returns because the shares are invested in the same portfolio.  Annual returns would differ only to the extent that the Classes have different expenses.

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub- Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Investment Sub-Advisor
Copper Rock Capital Partners, LLC	Tucker M. Walsh	Managing the Fund since 2005	Chief Executive Officer, Head of Portfolio Management and Lead Portfolio Manager
	David Cavanaugh	Managing the Fund since January 2009	Co-Assistant Portfolio Manager, Senior Research Analyst and Partner
	Greg Poulos, CFA	Managing the Fund since January 2009	Co-Assistant Portfolio Manager, Senior Research Analyst and Partner

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A, Class C, and Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s Prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE INTERNATIONAL EQUITY FUND SUMMARY

The Fund’s Investment Goal

The Fund seeks to provide investors with long-term capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s Prospectus on page 56 and in the section entitled “Choosing a Share Class” in the Fund’s SAI on page 61.

	Class A	Class C		Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%		None	None
Wire Redemption Fee	Up to $15	Up to $15		Up to $15	Up to $15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%		0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%		None	None
Other Expenses	7.60%	0.94	%(1)	5.08%	1.01%
Total Annual Fund Operating Expenses(2)	8.75%	2.84%		5.98%	1.91%
Fee Waivers and/or Expense Reimbursement(3)	(7.36)%	(0.70)%		(4.84)%	(0.92)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement	1.39%	2.14%		1.14%	0.99%

(1)“Other expenses” for Class C shares have been restated to reflect estimated amounts for the current fiscal year.

(2)The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund’s Annual Report dated July 31, 2012, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.39%, 2.14%, 1.14%, and 0.99%, for Class A shares, Class C shares, Class Y shares, and Institutional shares, respectively.  This expense limitation will remain in effect until at least April 16, 2014, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders.  Touchstone Advisors is entitled to recoup, subject to approval by the Board of Trustees of the Fund, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s expenses are below the expense limitation.  See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s Prospectus for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$708	$317	$116	$101	$217
3 Years	$1,905	$764	$1,016	$443	$764
5 Years	$3,512	$1,390	$2,264	$881	$1,390
10 Years	$7,032	$3,077	$5,278	$2,100	$3,077

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the portfolio turnover rate of the Fund was 54.85% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund normally invests at least 80% of its assets in equity of non-U.S. issuers. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.  The Fund primarily invests its assets in common stock of issuers located in developed markets.  Generally, the Fund limits its investments in any country to 25% or less of its total assets, except that the Fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound, or the euro.

The Fund’s sub-advisor, Acadian Asset Management LLC (“Acadian”), uses stock factors in an effort to predict how well each security will perform relative to its region/industry peer group and applies separate models to forecast peer group returns.  The two forecasts are then combined to determine a world-relative return forecast for each stock in the allowable universe, and Acadian uses a sophisticated portfolio optimization system to trade off the expected return of the stocks with such considerations as the client’s benchmark index, desired level of risk, transaction cost estimates, available liquidity, and other requirements.  Acadian considers selling a security whose forecast has deteriorated and may adjust its buy and sell decisions based on shifts in the risk characteristics of a stock relative to other potential substitutes, the overall portfolio and the benchmark.

The Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could return less than other investments.  The Fund is subject to the principal risks summarized below.

Equity Securities Risk:  The Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Management Risk:  The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Foreign Securities Risk:  Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  Because the Fund may invest a large portion of its assets in securities of companies located in Japan and the United Kingdom, the Fund’s performance may be impacted by social, political, and economic conditions within Japan and the United Kingdom.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments.  These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country.  There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.  There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.  Over-the-counter securities may also be less liquid than exchange-traded securities.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s Prospectus.

The Fund’s Performance(1)

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for 1 year, 5 years, and since inception compare with the MSCI EAFE Index.  The bar chart does not reflect any sales charges, which would reduce your return.  For information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s SAI.  Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone International Equity Fund — Institutional shares Total Return as of December 31

Best Quarter:	Worst Quarter:
Second Quarter 2009 +22.88%	Third Quarter 2008 -23.46%

The year-to-date return for the Fund’s Institutional shares as of October 31, 2012 is 11.83%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  After-tax returns are only shown for Institutional shares and after-tax returns for other Classes will vary.

Average Annual Total Returns
For the periods ended December 31, 2011

	1 Year	5 Years	Since Inception (12/30/05)
Institutional
Return Before Taxes	-11.01%	-6.35%	-1.79%
Return After Taxes on Distributions	-12.32%	-7.10%	-2.66%
Return After Taxes on Distributions and Sale of Fund Shares	-7.18%	-5.69%	-1.97%
Class A
Return Before Taxes	-16.52%	-7.92%	-3.24%
Class Y
Return Before Taxes	-11.23%	-6.59%	-2.05%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	-11.73%	-4.26%	0.18%

(1) Class C shares commenced operations on April 16, 2012.  Class C shares would have had substantially similar annual returns because the shares are invested in the same portfolio.  Annual returns would differ only to the extent that the Classes have different expenses.

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub- Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Investment Sub-Advisor
Acadian Asset Management LLC	Brendan O. Bradley, Ph.D.	Managing the Fund since 2005	Senior Vice President and Director of Managed Volatility Strategies, Portfolio Manager and Quantitative Research Specialist
	John R. Chisholm, CFA	Managing the Fund since 2005	Executive Vice President and Chief Investment Officer
	Ronald D. Frashure, CFA	Managing the Fund since 2005	President and Chief Executive Officer
	Asha Mehta, CFA	Managing the Fund since 2009	Vice President and Portfolio Manager

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A, Class C, and Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s Prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE CONSERVATIVE ALLOCATION FUND SUMMARY

The Fund’s Investment Goal

The Fund seeks to provide investors with current income and preservation of capital.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s Prospectus on page 56 and in the section entitled “Choosing a Share Class” in the Fund’s SAI on page 61.

	Class A	Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%	0.20%	0.20%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.57%	0.50%	1.18%	0.46%
Acquired Fund Fees and Expenses	0.72%	0.72%	0.72%	0.72%
Total Annual Fund Operating Expenses(1)	1.74%	2.42%	2.10%	1.38%
Fee Waivers and/or Expense Reimbursement (2),(3)	(0.61)%	(0.54)%	(1.22)%	(0.50)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement	1.13%	1.88%	0.88%	0.88%

(1)The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund’s Annual Report dated July 31, 2012, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)Expenses shown above have been restated to reflect a change in the Fund’s contractual fee waiver, and will differ from the expenses shown in the Fund’s Annual Report.

(3) Effective September 10, 2012, Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.33%, 1.08%, 0.08% and 0.08% for Class A shares, Class C shares, Class Y shares, and Institutional shares, respectively. This expense limitation will remain in effect until September 10, 2013 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. Following the expiration of the contractual fee waiver above, Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.41%, 1.16%, 0.16% and 0.16% for Class A shares, Class C shares, Class Y shares, and Institutional shares, respectively. This expense limitation will remain in effect until at least April 16, 2014 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. Touchstone Advisors is entitled to recoup, subject to approval by the Board of Trustees of the Fund, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation.  See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s Prospectus for more information. The fee table reflects only expense limitations in effect until April 16, 2014.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$684	$291	$90	$90	$191
3 Years	$1,000	$671	$465	$356	$671
5 Years	$1,377	$1,211	$945	$677	$1,211
10 Years	$2,431	$2,689	$2,272	$1,586	$2,689

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the portfolio turnover rate of the Fund was 88.66% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund is a “fund-of-funds,” which seeks to achieve its investment goal by primarily investing in a diversified portfolio of affiliated underlying equity and fixed-income funds (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds).  These affiliated underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed-income securities.

The following table details, under normal circumstances, how the Fund expects to allocate its assets among equity and fixed-income funds.

Equity Fund Allocation	Fixed-Income Fund Allocation
20-40%	60-80%

The Fund’s sub-advisor, Ibbotson Associates, Inc. (“Ibbotson”), seeks to develop an optimal model allocation among underlying funds using an analysis that looks at forecasted returns, standard deviations in historical returns, and the correlation of the performance of different market sectors.  The Fund may invest 0-45% of its assets in any individual underlying fund.

Ibbotson and the Fund’s investment advisor agree from time to time upon the universe of underlying funds that Ibbotson may consider when making allocation decisions.  Ibbotson’s analysis in selecting and weighting the underlying funds from that universe includes historical returns-based style analysis, holdings-based style analysis, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next).  When considering equity funds, Ibbotson focuses on the underlying funds’ foreign and domestic exposure, market capitalization ranges, use of derivative strategies, and investment style (growth vs. value).  When considering fixed-income funds, Ibbotson’s primary focus is the overall level of risk in the type of fixed-income securities in which the underlying funds invest and on maximizing current income and long-term capital growth.

Ibbotson, subject to approval by the Fund’s investment advisor, may change the Fund’s target allocation to each asset class, the underlying funds in each asset class (including adding or deleting underlying funds), or target allocations to each underlying fund without prior approval from or notice to shareholders.

Decisions to sell shares of the underlying funds are made to adjust an underlying fund’s target allocation based on Ibbotson’s view of the Fund’s characteristics and other allocation criteria, for cash flow resulting from redemptions, or as a result of periodic rebalancing of the Fund’s holdings.  For information on the underlying funds, please see the section entitled “Additional Information Regarding the Underlying Funds” under “Investment Strategies and Risks” in the Fund’s Prospectus.

The Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could return less than other investments.  The Fund is subject to the principal risks summarized below.

Risks of Fund of Funds Structure: The value of an investment in the Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds. The underlying funds may change their investment goals, policies or practices and there can be no assurance that the underlying funds will achieve their respective investment goals. Because the Fund invests in mutual funds, it bears a proportionate share of the expenses charged by the underlying funds in which it invests. The principal risks of an investment in the Fund include the principal risks of investing in the underlying funds.

The Fund is exposed to the risks of the underlying funds in which it invests in direct proportion to the amount of assets the Fund allocates to each underlying fund. To the extent that the Fund invests more of its assets in one underlying fund than another, the Fund will have greater exposure to the risks of that underlying fund. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades. In addition, you may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from the Fund’s transactions in shares of the underlying funds. The Fund’s ability to achieve its investment goal depends upon Ibbotson’s skill in selecting the best mix of underlying funds. There is the risk that Ibbotson’s evaluations and assumptions regarding the underlying funds may be incorrect in view of actual market conditions.

The underlying funds are expected to be subject to the following principal risks.

•                                          Underlying Equity Fund Risks:  These underlying funds are subject to the risk that stock prices will fall (or rise with respect to short positions) over short or extended periods of time.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  Conversely, the risk of price increases with respect to securities sold short will also cause a decline in the value of the underlying fund’s shares. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the underlying fund’s shares.  The risks of investing in underlying equity funds include risks specific to their investment strategies, such as investment style risk and capitalization risk..

•                                          Underlying Fixed Income Funds Risks:  The prices of an underlying fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.  Other principal risks include call risk and high-yield debt (“junk bond”) risk.    Call risk refers to situations when an issuer prepays (or “calls”) a debt obligation prior to maturity and an underlying fund holding that debt  must invest the resulting proceeds at lower interest rates.  High-yield debt risk refers to non-investment grade debt obligations (“junk bonds”) that carry a higher risk of default by the issuer, and are generally considered speculative and less liquid than investment-grade debt obligations.

•                                          Derivatives Risk:  Certain of the underlying funds may invest in derivatives, such as futures, options or swap contracts, to pursue their investment goals.  The use of such derivatives may expose an underlying fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, including the risk of counterparty default.  These additional risks could cause an underlying fund to experience losses to which it would otherwise not be subject.  An underlying fund may use derivatives to gain exposure to (or hedge exposure against) a particular market, currency or instrument, to adjust the underlying fund’s duration or attempt to manage interest rate risk, and for certain other purposes consistent with its investment strategy.  An underlying fund may not fully benefit from or may lose money on derivative investments.

•                                          Foreign Securities Risk:  Certain underlying funds may invest in foreign securities, which pose risks in addition to those posed by domestic securities because political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.  In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries.

Management Risk:  The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Merger Arbitrage Risk:  Investments in companies that are expected to be, or already are, the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower performance.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s Prospectus.

The Fund’s Performance

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for 1 year, 5 years, and since inception compare with the Barclays U.S. Aggregate Bond Index and Standard & Poor’s Composite 1500 Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The returns achieved prior to November 19, 2007 were under a fund of managers structure.  For more information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s SAI.  Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Conservative Allocation Fund — Institutional shares Total Return as of December 31

Best Quarter:	Worst Quarter:
Second Quarter 2009 +9.41%	Third Quarter 2008 -7.11%

The year-to-date return for the Fund’s Institutional shares as of October 31, 2012 is 6.15%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  After-tax returns are only shown for Institutional shares and after-tax returns for other Classes will vary.

Institutional shares, Class A shares and Class C shares began operations on September 30, 2004, and Class Y shares began operations on December 9, 2005.  Class Y shares performance was calculated using the historical performance of Institutional shares for the periods prior to December 9, 2005.

Average Annual Total Returns
For the periods ended December 31, 2011

	1 Year	5 Years	Since Inception (9/30/04)
Institutional
Return Before Taxes	3.07%	4.44%	5.25%
Return After Taxes on Distributions	2.02%	2.71%	3.79%
Return After Taxes on Distributions and Sale of Fund Shares	1.99%	2.80%	3.68%
Class A
Return Before Taxes	-3.18%	2.95%	4.13%
Class C
Return Before Taxes	1.06%	3.39%	4.22%
Class Y
Return Before Taxes	3.06%	4.44%	5.25%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.53%
Standard & Poor’s Composite 1500 Index (reflects no deduction for fees, expenses or taxes)	1.75%	0.11%	4.16%

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub-Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Investment Sub- Advisor
Ibbotson Associates, Inc.	Brian Huckstep, CFA	Managing the Fund since 2005	Portfolio Manager
	Scott Wentsel, CFA, CFP	Managing the Fund since 2005	Vice President and Senior Portfolio Manager
	Chris Armstrong, CFA, CAIA	Managing the Fund since 2011	Portfolio Manager

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A, Class C and Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone.  Institutional shares are available through Touchstone Securities, Inc. or your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s Prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE BALANCED ALLOCATION FUND SUMMARY

The Fund’s Investment Goal

The Fund seeks to provide investors with capital appreciation and current income.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s Prospectus on page 56 and in the section entitled “Choosing a Share Class” in the Fund’s SAI on page 61.

	Class A	Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%	0.20%	0.20%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.52%	0.45%	1.20%	28.66%
Acquired Fund Fees and Expenses	0.84%	0.84%	0.84%	0.84%
Total Annual Fund Operating Expenses(1)	1.81%	2.49%	2.24%	29.70%
Fee Waivers and/or Expense Reimbursement (2), (3)	(0.56)%	(0.49)%	(1.24)%	(28.70)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement	1.25%	2.00%	1.00%	1.00%

(1)The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund’s Annual Report dated July 31, 2012, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)Expenses shown above have been restated to reflect a change in the Fund’s contractual fee waiver, and will differ from the expenses shown in the Fund’s Annual Report.

(3) Effective September 10, 2012, Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.33%, 1.08%, 0.08%, and 0.08% for Class A shares, Class C shares, Class Y shares, and Institutional shares, respectively. This expense limitation will remain in effect until September 10, 2013, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. Following the expiration of the contractual fee waiver above, Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.41%, 1.16%, 0.16%, and 0.16% for Class A shares, Class C shares, Class Y shares, and Institutional shares, respectively. This expense limitation will remain in effect until at least April 16, 2014 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. Touchstone Advisors is entitled to recoup, subject to approval by the Board of Trustees of the Fund, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation.  See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s Prospectus for more information. The fee table reflects only expense limitations in effect until April 16, 2014.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$695	$303	$102	$102	$203
3 Years	$1,028	$700	$505	$3,862	$700
5 Years	$1,419	$1,254	$1,014	$7,165	$1,254
10 Years	$2,509	$2,766	$2,416	$10,444	$2,766

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the portfolio turnover rate of the Fund was 75.77% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund is a “fund-of-funds,” which seeks to achieve its investment goal by primarily investing in a diversified portfolio of affiliated underlying equity and fixed-income funds (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds).  These affiliated underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed-income securities.

The following table details, under normal circumstances, how the Fund expects to allocate its assets among equity and fixed-income funds.

Equity Fund Allocation	Fixed-Income Fund Allocation
50-70%	30-50%

The Fund’s sub-advisor, Ibbotson Associates, Inc. (“Ibbotson”), seeks to develop an optimal model allocation among underlying funds using an analysis that looks at forecasted returns, standard deviations in historical returns, and the correlation of the performance of different market sectors.  The Fund may invest 0-45% of its assets in any individual underlying fund.

Ibbotson and the Fund’s investment advisor agree from time to time upon the universe of underlying funds that Ibbotson may consider when making allocation decisions.  Ibbotson’s analysis in selecting and weighting the underlying funds from that universe includes historical returns-based style analysis, holdings-based style analysis, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next).  When considering equity funds, Ibbotson focuses on the underlying funds’ foreign and domestic exposure, market capitalization ranges, use of derivative strategies, and investment style (growth vs. value).  When considering fixed-income funds, Ibbotson’s primary focus is the overall level of risk in the type of fixed income securities in which the underlying funds invest and on maximizing current income and long-term capital growth.

Ibbotson, subject to approval by the Fund’s investment advisor, may change the Fund’s target allocation to each asset class, the underlying funds in each asset class (including adding or deleting underlying funds), or target allocations to each underlying fund without prior approval from or notice to shareholders.

Decisions to sell shares of the underlying funds are made to adjust an underlying fund’s target allocation based on Ibbotson’s view of the Fund’s characteristics and other allocation criteria, for cash flow resulting from redemptions, or as a result of periodic rebalancing of the Fund’s holdings.  For information on the underlying funds, please see the section entitled “Additional Information Regarding the Underlying Funds” under “Investment Strategies and Risks” in the Fund’s Prospectus.

The Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could return less than other investments.  The Fund is subject to the principal risks summarized below.

Risks of Fund of Funds Structure: The value of an investment in the Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds. The underlying funds may change their investment goals, policies or practices and there can be no assurance that the underlying funds will achieve their respective investment goals. Because the Fund invests in mutual funds, it bears a proportionate share of the expenses charged by the underlying funds in which it invests. The principal risks of an investment in the Fund include the principal risks of investing in the underlying funds.

The Fund is exposed to the risks of the underlying funds in which it invests in direct proportion to the amount of assets the Fund allocates to each underlying fund. To the extent that the Fund invests more of its assets in one underlying fund than another, the Fund will have greater exposure to the risks of that underlying fund. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades. In addition, you may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from the Fund’s transactions in shares of the underlying funds. The Fund’s ability to achieve its investment goal depends upon Ibbotson’s skill in selecting the best mix of underlying funds. There is the risk that Ibbotson’s evaluations and assumptions regarding the underlying funds may be incorrect in view of actual market conditions.

The underlying funds are expected to be subject to the following principal risks.

•                                          Underlying Equity Fund Risks:  These underlying funds are subject to the risk that stock prices will fall (or rise with respect to short positions) over short or extended periods of time.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  Conversely, the risk of price increases with respect to securities sold short will also cause a decline in the value of the underlying fund’s shares. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the underlying fund’s shares.  The risks of investing in underlying equity funds include risks specific to their investment strategies, such as investment style risk and capitalization risk.

•                                          Underlying Fixed-Income Funds Risks:  The prices of an underlying fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.  Other principal risks include call risk and high-yield debt (“junk bond”) risk.  Call risk refers to situations when an issuer prepays (or “calls”) a debt obligation prior to maturity and an underlying fund holding that debt  must invest the resulting proceeds at lower interest rates.  High-yield debt risk refers to non-investment grade debt obligations (“junk bonds”) that carry a higher risk of default by the issuer, resulting in losses to the underlying fund, and are generally considered speculative and less liquid than investment-grade debt obligations.

•                                          Derivatives Risk:  Certain of the underlying funds may invest in derivatives, such as futures, options or swap contracts, to pursue their investment goals.  The use of such derivatives may expose an underlying fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, including the risk of counterparty default.  These additional risks could cause an underlying fund to experience losses to which it would otherwise not be subject.  An underlying fund may use derivatives to gain exposure to (or hedge exposure against) a particular market, currency or instrument, to adjust the underlying fund’s duration or attempt to manage interest rate risk, and for certain other purposes consistent with its investment strategy.  An underlying fund may not fully benefit from or may lose money on derivative investments.

•                                          Foreign Securities Risk:  Certain underlying funds may invest in foreign securities, which pose risks in addition to those posed by domestic securities because political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.  In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries.

•                  Management Risk:  The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

•                  Merger Arbitrage Risk:  Investments in companies that are expected to be, or already are, the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower performance.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s Prospectus.

The Fund’s Performance

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for 1 year, 5 years, and since inception compare with the Barclays U.S. Aggregate Bond Index and Standard & Poor’s Composite 1500 Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The returns achieved prior to November 19, 2007 were under a fund-of-managers structure.  For more information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s SAI.  Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Balanced Allocation Fund — Institutional shares Total Return as of December 31

Best Quarter:	Worst Quarter:
Second Quarter 2009 +14.93%	Fourth Quarter 2008 -12.37%

The year-to-date return for the Fund’s Institutional shares as of October 31, 2012 is 8.88%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your after-tax returns may differ from those shown and depend on your tax situation.

The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  After-tax returns are only shown for Institutional shares and after-tax returns for other Classes will vary.

Institutional shares, Class A shares and Class C shares began operations on September 30, 2004 and Class Y shares began operations on December 9, 2005.  Class Y shares performance was calculated using the historical performance of Institutional shares for the periods prior to December 9, 2005.

Average Annual Total Returns
For the periods ended December 31, 2011

	1 Year	5 Years	Since Inception (9/30/04)
Institutional
Return Before Taxes	1.45%	2.37%	5.12%
Return After Taxes on Distributions	0.68%	0.77%	3.77%
Return After Taxes on Distributions and Sale of Fund Shares	0.94%	1.13%	3.67%
Class A
Return Before Taxes	-4.64%	0.93%	4.01%
Class C
Return Before Taxes	-0.57%	1.38%	4.11%
Class Y
Return Before Taxes	1.35%	2.38%	5.12%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.53%
Standard & Poor’s Composite 1500 Index (reflects no deduction for fees, expenses or taxes)	1.75%	0.11%	4.16%

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub-Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Investment Sub- Advisor
Ibbotson Associates, Inc.	Brian Huckstep, CFA	Managing the Fund since 2005	Portfolio Manager
	Scott Wentsel, CFA, CFP	Managing the Fund since 2005	Vice President and Senior Portfolio Manager
	Chris Armstrong, CFA, CAIA	Managing the Fund since 2011	Portfolio Manager

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A, Class C, and Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s Prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE MODERATE GROWTH ALLOCATION FUND SUMMARY

The Fund’s Investment Goal

The Fund seeks to provide investors with capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s Prospectus on page 56 and in the section entitled “Choosing a Share Class” in the Fund’s SAI on page 61.

	Class A	Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.53%	0.49%	1.64%	111.09%
Acquired Fund Fees and Expenses	0.92%	0.92%	0.92%	0.92%
Total Annual Fund Operating Expenses(1)	1.95%	2.66%	2.81%	112.26%
Fee Waivers and/or Expense Reimbursement(2),(3)	(0.62)%	(0.58)%	(1.73)%	(111.18)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement	1.33%	2.08%	1.08%	1.08%

(1)The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund’s Annual Report dated July 31, 2012, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)Expenses shown above have been restated to reflect a change in the Fund’s contractual fee waiver, and will differ from the expenses shown in the Fund’s Annual Report.

(3)Effective September 10, 2012, Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.33%, 1.08%, 0.08%, and 0.08% for Class A shares, Class C shares, Class Y shares, and Institutional shares, respectively. This expense limitation will remain in effect until September 10, 2013, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. Following the expiration of the contractual fee waiver above, Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.41%, 1.16%, 0.16%, and 0.16% for Class A shares, Class C shares, Class Y shares, and Institutional shares, respectively. This expense limitation will remain in effect until at least April 16, 2014 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. Touchstone Advisors is entitled to recoup, subject to approval by the Board of Trustees of the Fund, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation.  See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s Prospectus for more information. The fee table reflects only expense limitations in effect until April 16, 2014.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$703	$311	$110	$110	$211
3 Years	$1,060	$736	$603	$7,352	$736
5 Years	$1,478	$1,325	$1,232	$7,352	$1,325
10 Years	$2,642	$2,923	$2,931	$7,352	$2,923

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the portfolio turnover rate of the Fund was 77.44% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund is a “fund-of-funds,” which seeks to achieve its investment goal by primarily investing in a diversified portfolio of affiliated underlying equity and fixed-income funds (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds).  These affiliated underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed-income securities.

The following table details, under normal circumstances, how the Fund expects to allocate its assets among equity and fixed-income funds.

Equity Fund Allocation	Fixed-Income Fund Allocation
70-90%	10-30%

The Fund’s sub-advisor, Ibbotson Associates, Inc. (“Ibbotson”), seeks to develop an optimal model allocation among underlying funds using an analysis that looks at forecasted returns, standard deviations in historical returns, and the correlation of the performance of different market sectors.  The Fund may invest 0-45% of its assets in any individual underlying fund.

Ibbotson and the Fund’s investment advisor agree from time to time upon the universe of underlying funds that Ibbotson may consider when making allocation decisions.  Ibbotson’s analysis in selecting and weighting the underlying funds from that universe includes historical returns-based style analysis, holdings-based style analysis, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next).  When considering equity funds, Ibbotson focuses on the underlying funds’ foreign and domestic exposure, market capitalization ranges, use of derivative strategies, and investment style (growth vs. value).  When considering fixed-income funds, Ibbotson’s primary focus is the overall level of risk in the type of fixed income securities in which the underlying funds invest and on maximizing current income and long-term capital growth.

Ibbotson, subject to approval by the Fund’s investment advisor, may change the Fund’s target allocation to each asset class, the underlying funds in each asset class (including adding or deleting underlying funds), or target allocations to each underlying fund without prior approval from or notice to shareholders.

Decisions to sell shares of the underlying funds are made to adjust an underlying fund’s target allocation based on Ibbotson’s view of the Fund’s characteristics and other allocation criteria, for cash flow resulting from redemptions, or as a result of periodic rebalancing of the Fund’s holdings.  For information on the underlying funds, please see the section entitled “Additional Information Regarding the Underlying Funds” under “Investment Strategies and Risks” in the Fund’s Prospectus.

The Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could return less than other investments.  The Fund is subject to the principal risks summarized below.

Risks of Fund of Funds Structure: The value of an investment in the Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds. The underlying funds may change their investment goals, policies or practices and there can be no assurance that the underlying funds will achieve their respective investment goals. Because the Fund invests in mutual funds, it bears a proportionate share of the expenses charged by the underlying funds in which it invests. The principal risks of an investment in the Fund include the principal risks of investing in the underlying funds.

The Fund is exposed to the risks of the underlying funds in which it invests in direct proportion to the amount of assets the Fund allocates to each underlying fund. To the extent that the Fund invests more of its assets in one underlying fund than another, the Fund will have greater exposure to the risks of that underlying fund. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades. In addition, you may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from the Fund’s transactions in shares of the underlying funds. The Fund’s ability to achieve its investment goal depends upon Ibbotson’s skill in selecting the best mix of underlying funds. There is the risk that Ibbotson’s evaluations and assumptions regarding the underlying funds may be incorrect in view of actual market conditions.

The underlying funds are expected to be subject to the following principal risks.

•                                          Underlying Equity Fund Risks:  These underlying funds are subject to the risk that stock prices will fall (or rise with respect to short positions) over short or extended periods of time.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  Conversely, the risk of price increases with respect to securities sold short will also cause a decline in the value of the underlying fund’s shares. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the underlying fund’s shares.  The risks of investing in underlying equity funds include risks specific to their investment strategies, such as investment style risk and capitalization risk.

•                                          Underlying Fixed Income Funds Risks:  The prices of an underlying fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.  Other principal risks include call risk and high-yield debt (“junk bond”) risk.  Call risk refers to situations when an issuer prepays (or “calls”) a debt obligation prior to maturity and an underlying fund holding that debt  must invest the resulting proceeds at lower interest rates.  High-yield debt risk refers to non-investment grade debt obligations (“junk bonds”) that carry a higher risk of default by the issuer, resulting in losses to the underlying fund, and are generally considered speculative and less liquid than investment-grade debt obligations.

•                                          Derivatives Risk:  Certain of the underlying funds may invest in derivatives, such as futures, options or swap contracts, to pursue their investment goals.  The use of such derivatives may expose an underlying fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, including the risk of counterparty default.  These additional risks could cause an underlying fund to experience losses to which it would otherwise not be subject.  An underlying fund may use derivatives to gain exposure to (or hedge exposure against) a particular market, currency or instrument, to adjust the underlying fund’s duration or attempt to manage interest rate risk, and for certain other purposes consistent with its investment strategy.    An underlying fund may not fully benefit from or may lose money on derivative investments.

•                                          Foreign Securities Risk:  Certain underlying funds may invest in foreign securities, which pose risks in addition to those posed by domestic securities because political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.  In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries.

•                  Management Risk:  The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

•                  Merger Arbitrage Risk:  Investments in companies that are expected to be, or already are, the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower performance.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s Prospectus.

The Fund’s Performance

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for 1 year, 5 years, and since inception compare with the Barclays U.S. Aggregate Bond Index and Standard & Poor’s Composite 1500 Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The returns achieved prior to November 19, 2007 were under a fund of managers structure.  For more information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s SAI.  Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Moderate Growth Allocation Fund – Institutional shares Total Return as of December 31

Best Quarter:	Worst Quarter:
Second Quarter 2009 +17.75%	Fourth Quarter 2008 -18.10%

The year-to-date return for the Fund’s Institutional shares as of October 31, 2012 is 10.77%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your after-tax returns may differ from those shown and depend on your tax situation.

The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  After-tax returns are only shown for Institutional shares and after-tax returns for other Classes will vary.

Institutional shares, Class A shares and Class C shares began operations on September 30, 2004 and Class Y shares began operations on December 9, 2005.  Class Y shares performance was calculated using the historical performance of Institutional shares for the periods prior to December 9, 2005.

Average Annual Total Returns
For the periods ended December 31, 2011

	1 Year	5 Years	Since Inception (9/30/04)
Institutional
Return Before Taxes	-0.18%	0.17%	4.34%
Return After Taxes on Distributions	-0.77%	-1.11%	3.30%
Return After Taxes on Distributions and Sale of Fund Shares	-0.12%	-0.52%	3.21%
Class A
Return Before Taxes	-6.12%	-1.28%	3.21%
Class C
Return Before Taxes	-2.21%	-0.88%	3.27%
Class Y
Return Before Taxes	-0.16%	0.13%	4.33%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.53%
Standard & Poor’s Composite 1500 Index (reflects no deduction for fees, expenses or taxes)	1.75%	0.11%	4.16%

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub-Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Investment Sub- Advisor
Ibbotson Associates, Inc.	Brian Huckstep, CFA	Managing the Fund since 2005	Portfolio Manager
	Scott Wentsel, CFA, CFP	Managing the Fund since 2005	Vice President and Senior Portfolio Manager
	Chris Armstrong, CFA, CAIA	Managing the Fund since 2011	Portfolio Manager

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A, Class C, and Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s Prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE GROWTH ALLOCATION FUND SUMMARY

The Fund’s Investment Goal

The Fund seeks to provide investors with capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s Prospectus on page 56 and in the section entitled “Choosing a Share Class” in the Fund’s SAI on page 61.

	Class A	Class C	Class Y	Institutional
Shareholder Fees(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.71%	0.62%	1.37%	7.43%
Acquired Fund Fees and Expenses	0.98%	0.98%	0.98%	0.98%
Total Annual Fund Operating Expenses(1)	2.19%	2.85%	2.60%	8.66%
Fee Waivers and/or Expense Reimbursement(2),(3)	(0.80)%	(0.71)%	(1.46)%	(7.52)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement	1.39%	2.14%	1.14%	1.14%

(1)The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund’s Annual Report dated July 31, 2012, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)Expenses shown above have been restated to reflect a change in the Fund’s contractual fee waiver, and will differ from the expenses shown in the Fund’s Annual Report.

(3) Effective September 10, 2012, Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.33%, 1.08%, 0.08%, and 0.08% for Class A shares, Class C shares, Class Y shares, and Institutional shares, respectively. This expense limitation will remain in effect until September 10, 2013, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. Following the expiration of the contractual fee waiver above, Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.41%, 1.16%, 0.16%, and 0.16% for Class A shares, Class C shares, Class Y shares, and Institutional shares, respectively. This expense limitation will remain in effect until at least April 16, 2014 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. Touchstone Advisors is entitled to recoup, subject to approval by the Board of Trustees of the Fund, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation.  See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s Prospectus for more information. The fee table reflects only expense limitations in effect until April 16, 2014.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$708	$317	$116	$116	$217
3 Years	$1,102	$774	$581	$1,441	$774
5 Years	$1,569	$1,402	$1,166	$3,125	$1,402
10 Years	$2,857	$3,093	$2,758	$6,825	$3,093

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the portfolio turnover rate of the Fund was 76.54% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund is a “fund-of-funds,” which seeks to achieve its investment goal by primarily investing in a diversified portfolio of affiliated underlying equity and fixed-income funds (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds).  These affiliated underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed-income securities.

The following table details, under normal circumstances, how the Fund expects to allocate its assets among equity and fixed-income funds.

Equity Fund Allocation	Fixed-Income Fund Allocation
90-100%	0-10%

The Fund’s sub-advisor, Ibbotson Associates, Inc. (“Ibbotson”), seeks to develop an optimal model allocation among underlying funds using an analysis that looks at forecasted returns, standard deviations in historical returns, and the correlation of the performance of different market sectors.  The Fund may invest 0-45% of its assets in any individual underlying fund.

Ibbotson and the Fund’s investment advisor agree from time to time upon the universe of underlying funds that Ibbotson may consider when making allocation decisions.  Ibbotson’s analysis in selecting and weighting the underlying funds from that universe includes historical returns-based style analysis, holdings-based style analysis, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next).  When considering equity funds, Ibbotson focuses on the underlying funds’ foreign and domestic exposure, market capitalization ranges, use of derivative strategies, and investment style (growth vs. value).  When considering fixed-income funds, Ibbotson’s primary focus is the overall level of risk in the type of fixed income securities in which the underlying funds invest and on maximizing current income and long-term capital growth.

Ibbotson, subject to approval by the Fund’s investment advisor, may change the Fund’s target allocation to each asset class, the underlying funds in each asset class (including adding or deleting underlying funds), or target allocations to each underlying fund without prior approval from or notice to shareholders.

Decisions to sell shares of the underlying funds are made to adjust an underlying fund’s target allocation based on Ibbotson’s view of the Fund’s characteristics and other allocation criteria, for cash flow resulting from redemptions, or as a result of periodic rebalancing of the Fund’s holdings.  For information on the underlying funds, please see the section entitled “Additional Information Regarding the Underlying Funds” under “Investment Strategies and Risks” in the Fund’s Prospectus.

The Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could return less than other investments.  The Fund is subject to the principal risks summarized below.

Risks of Fund of Funds Structure: The value of an investment in the Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds. The underlying funds may change their investment goals, policies or practices and there can be no assurance that the underlying funds will achieve their respective investment goals. Because the Fund invests in mutual funds, it bears a proportionate share of the expenses charged by the underlying funds in which it invests. The principal risks of an investment in the Fund include the principal risks of investing in the underlying funds.

The Fund is exposed to the risks of the underlying funds in which it invests in direct proportion to the amount of assets the Fund allocates to each underlying fund. To the extent that the Fund invests more of its assets in one underlying fund than another, the Fund will have greater exposure to the risks of that underlying fund. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades. In addition, you may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from the Fund’s transactions in shares of the underlying funds. The Fund’s ability to achieve its investment goal depends upon Ibbotson’s skill in selecting the best mix of underlying funds. There is the risk that Ibbotson’s evaluations and assumptions regarding the underlying funds may be incorrect in view of actual market conditions.

The underlying funds are expected to be subject to the following principal risks.

•                                          Underlying Equity Fund Risks:  These underlying funds are subject to the risk that stock prices will fall (or rise with respect to short positions) over short or extended periods of time.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  Conversely, the risk of price increases with respect to securities sold short will also cause a decline in the value of the underlying fund’s shares. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the underlying fund’s shares.  The risks of investing in underlying equity funds include risks specific to their investment strategies, such as investment style risk and capitalization risk.

•                                          Underlying Fixed Income Funds Risks:  The prices of an underlying fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.  Other principal risks include call risk and high-yield debt (“junk bond”) risk.  Call risk refers to situations when an issuer prepays (or “calls”) a debt obligation prior to maturity and an underlying fund holding that debt  must invest the resulting proceeds at lower interest rates.  High-yield debt risk refers to non-investment grade debt obligations (“junk bonds”) that carry a higher risk of default by the issuer, resulting in losses to the underlying fund, and are generally considered speculative and less liquid than investment-grade debt obligations.

•                                          Derivatives Risk:  Certain of the underlying funds may invest in derivatives, such as futures, options or swap contracts, to pursue their investment goals.  The use of such derivatives may expose an underlying fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, including the risk of counterparty default.  These additional risks could cause an underlying fund to experience losses to which it would otherwise not be subject.  An underlying fund may use derivatives to gain exposure to (or hedge exposure against) a particular market, currency or instrument, to adjust the underlying fund’s duration or attempt to manage interest rate risk, and for certain other purposes consistent with its investment strategy.  An underlying fund may not fully benefit from or may lose money on derivative investments.

•                                          Foreign Securities Risk:  Certain underlying funds may invest in foreign securities, which pose risks in addition to those posed by domestic securities because political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.  In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries.

•                  Management Risk:  The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

•                  Merger Arbitrage Risk:  Investments in companies that are expected to be, or already are, the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower performance.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s Prospectus.

The Fund’s Performance

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for 1 year, 5 years, and since inception compare with the Standard & Poor’s Composite 1500 Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The returns achieved prior to November 19, 2007 were under a fund-of-managers structure.  For more information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s SAI.  Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Growth Allocation Fund — Institutional shares Total Return as of December 31

Best Quarter:	Worst Quarter:
Second Quarter 2009 +20.62%	Fourth Quarter 2008 -23.79%

The year-to-date return for the Fund’s Institutional shares as of October 31, 2012 is 11.43%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your after-tax returns may differ from those shown and depend on your tax situation.

The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  After-tax returns are only shown for Institutional shares and after-tax returns for other Classes will vary.

Institutional shares, Class A shares and Class C shares began operations on September 30, 2004 and Class Y shares began operations on December 9, 2005.  Class Y shares performance was calculated using the historical performance of Institutional shares for the periods prior to December 9, 2005.

Average Annual Total Returns
For the periods ended December 31, 2011

	1 Year	5 Years	Since Inception (9/30/04)
Institutional
Return Before Taxes	-2.14%	-1.85%	3.85%
Return After Taxes on Distributions	-4.97%	-3.27%	2.71%
Return After Taxes on Distributions and Sale of Fund Shares	-1.41%	-2.27%	2.75%
Class A
Return Before Taxes	-7.85%	-3.21%	2.78%
Class C
Return Before Taxes	-3.98%	-2.80%	2.84%
Class Y
Return Before Taxes	-2.06%	-1.81%	3.88%
Standard & Poor’s Composite 1500 Index (reflects no deduction for fees, expenses or taxes)	1.75%	0.11%	4.16%

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub-Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Investment Sub- Advisor
Ibbotson Associates, Inc.	Brian Huckstep, CFA	Managing the Fund since 2005	Portfolio Manager
	Scott Wentsel, CFA, CFP	Managing the Fund since 2005	Vice President and Senior Portfolio Manager
	Chris Armstrong, CFA, CAIA	Managing the Fund since 2011	Portfolio Manager

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A, Class C, and Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s Prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT STRATEGIES AND RISKS

Can a Fund Depart From its Principal Investment Strategies?

In addition to the investments and strategies described in this Prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices.  These investments and strategies are described in detail in our SAI.

Each Fund’s investment goal is non-fundamental, and may be changed by the Trust’s Board of Trustees without shareholder approval.  You would be notified at least 30 days before any change takes effect.  The investments and strategies described throughout this Prospectus are those that the Funds use under normal conditions.  During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements, and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Fund’s goals.  This defensive investing may increase a Fund’s taxable income.  A Fund will do so only if the Advisor or the Fund’s sub-advisor believes that the risk of loss in using the Fund’s normal strategies and investments outweighs the opportunity for gains.  Of course, there can be no guarantee that any Fund will achieve its investment goal.

Portfolio Composition

Certain of the Funds have adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund’s “assets” in certain types of investments suggested by its name (the “80% Policy”).  For purposes of these 80% Policies, the term “assets” means net assets plus the amount of borrowings for investment purposes.  A Fund must comply with its 80% Policy at the time the Fund invests its assets.  Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

Additional Information About Fund Investments

Non-U.S. Issuers or Foreign Companies (or Issuers):  Non-U.S. issuers or foreign companies (or issuers) are companies that meet all of the following criteria:

•                                          They are organized under the laws of a foreign country.

•                                          They maintain their principal place of business in a foreign country.

•                                          The principal trading market for their securities is located in a foreign country.

•                                          They derive at least 50% of their revenues or profits from operations in foreign countries.

•                                          They have at least 50% of their assets located in foreign countries.

Each of the Touchstone Dynamic Equity Fund and the Touchstone Emerging Growth Fund may invest up to 20% of its total assets in securities of foreign issuers.  ADRs are not considered by the Touchstone Dynamic Equity Fund and the Touchstone Emerging Growth Fund to be securities of foreign issuers for purposes of this limitation.

Emerging Market Countries:  Emerging market countries are generally countries that are not included in the MSCI World Index.  As of October 31, 2012, the countries in the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.  The country composition of the MSCI World Index can change over time.  When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that meets one or more of the following criteria:

•                                          It is organized under the laws of an emerging market country.

•                                          It maintains its principal place of business in an emerging market country.

•                                          The principal trading market for its securities is located in an emerging market country.

•                                          It derives at least 50% of its revenues or profits from operations within emerging market countries.

•                                          It has at least 50% of its assets located in emerging market countries.

Other Investment Companies (All Funds):  The Funds may invest in securities issued by other investment companies.  This may include money market funds, index funds, exchange traded funds (e.g., iShares® and SPDRs) and similar securities of other issuers.  When a Fund invests in other investment companies, shareholders indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.  Touchstone Advisors has received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits the Funds to invest their uninvested cash or cash collateral in one or more affiliated money market funds.  Each Fund may invest up to 25% of its total assets in affiliated money market funds, subject to that Fund’s investment limitations and certain other conditions pursuant to the exemptive order.

Exchange-Traded Funds (All Funds):  The Funds may invest in shares of exchange-traded funds (“ETFs”).  Investing in an ETF generally offers instant exposure to an index or a broad range of markets, sectors, geographic regions or industries.  When investing in ETFs, shareholders bear their proportionate share of the Fund’s expenses and their proportionate share of ETF expenses which are similar to the Fund’s expenses.  Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

Derivatives (Touchstone Dynamic Equity Fund and Touchstone Asset Allocation Funds): This section applies to the Touchstone Asset Allocation Funds through its investment in underlying funds.  Each Fund may, but is not required to, use derivative instruments for any of the following purposes:

•                  To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for a Fund;

•                  As a substitute for purchasing or selling securities;

•                  To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;

•                  To enhance a Fund’s potential gain in non-hedging or speculative situations; or

•                  To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index.  Even a small investment in derivative instruments can have a large impact on a portfolio’s yield, stock prices and currency exposure.  Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing.  A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities.  Derivatives can also make a Fund’s holdings less liquid and harder to value, especially in declining markets.  In addition, much of the income and gains generated by derivatives will be taxed as ordinary income.  Derivative instruments include futures, options, swaps and to the extent consistent with a Fund’s investment goals, forward currency exchange contracts.  With the exception of the Touchstone Dynamic Equity Fund, under normal circumstances, investments in these types of derivatives will typically be limited to an amount less than 10% of each Fund’s assets.

Lending of Portfolio Securities (All Funds):  The Funds may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned.  The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.  In determining whether to lend securities, a Fund’s sub-advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.  More information on securities lending is available in the SAI.

Additional Information Regarding the Underlying Funds

The following is a summary of the investment goals and principal investments of the underlying funds in which the Touchstone Conservative Allocation Fund, Touchstone Balanced Allocation Fund, Touchstone Moderate Growth Allocation Fund, and Touchstone Growth Allocation Fund (each an “Touchstone Asset Allocation Fund” and collectively, the “Touchstone Asset Allocation Funds”) may invest.  The underlying funds in which the Touchstone Asset Allocation Funds may invest may change from time to time and the Touchstone Asset Allocation Funds may invest in other underlying funds that are not listed below at the discretion of Ibbotson, subject to approval by Touchstone Advisors, without prior notice to or approval of shareholders.  These summaries do not reflect all of the investment policies and strategies that are disclosed in each underlying fund’s prospectus.  For a complete description of the underlying funds investment strategies and policies, please see the underlying funds prospectuses and statements of additional information, which are available without charge on the Funds’ website at www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Underlying Funds	Investment Goal	Principal Investments
Touchstone Sands Capital Institutional Growth Fund	The Fund seeks long-term capital appreciation.	The Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies with above-average potential for revenue and earnings growth.

Touchstone Large Cap Growth Fund	The Fund seeks long-term growth of capital.	Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks of large-capitalization U.S. companies.

Touchstone Large Cap Relative Value Fund	The Fund seeks capital appreciation.	The Fund invests, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks of large-capitalization U.S. companies.

Touchstone Value Fund	The Fund seeks to provide investors with long-term capital growth.

The Fund normally invests in equity securities of large- and mid-capitalization companies (generally, companies with market capitalizations of approximately $2.5 billion or above) that the Fund’s sub-advisor believes are undervalued.

Touchstone Focused Fund	The Fund seeks to provide investors with capital appreciation.	The Fund invests, under normal market conditions, at least 80% of its assets in equity securities.

Touchstone Emerging Growth Fund	The Fund seeks to provide investors with capital appreciation.	Under normal market conditions, the Fund invests primarily in equity securities of emerging growth companies.

Touchstone Mid Cap Value Fund	The Fund seeks capital appreciation.	The Fund invests, under normal conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks of mid-capitalization companies.

Touchstone Mid Cap Growth Fund	The Fund seeks to increase the value of Fund shares as a primary goal and to earn income as a secondary goal.	Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks of mid-capitalization U.S. companies.

Touchstone Small Cap Core Fund	The Fund seeks capital appreciation.	The Fund invests, under normal conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks of small-capitalization U.S. companies.

Underlying Funds	Investment Goal	Principal Investments
Touchstone Small Cap Value Fund	The Fund seeks long-term capital growth.

The Fund invests, under normal market conditions, at least 80% of its assets in common stocks of small-capitalization companies that the sub-advisor believes have the potential for growth and that appear to be trading below their perceived value.

Touchstone International Equity Fund	The Fund seeks to provide investors with long-term capital appreciation.	The Fund normally invests at least 80% of its assets in equity securities of non-U.S. issuers.

Touchstone International Small Cap Fund	The Fund seeks to provide investors with capital appreciation.	The Fund normally invests at least 80% of its assets in equity securities of non-U.S. small-capitalization companies, including companies located in countries with emerging markets.

Touchstone Emerging Markets Equity Fund	The Fund seeks capital appreciation.

The Fund invests, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity securities, which includes common stock, preferred stock, convertible bonds and warrants, of companies located in emerging markets.

Touchstone Global Equity Fund	The Fund seeks capital appreciation.

The Fund invests, under normal conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity securities of U.S. and foreign companies, including emerging market countries.  Equity securities include common stock, preferred stock, and warrants.

Touchstone Global Real Estate Fund	The Fund seeks capital appreciation.

The Fund invests, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks and other equity securities of U.S. and foreign real estate companies without regard to market capitalization.

Touchstone International Fixed Income Fund	The Fund seeks total return.	The Fund invests, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in fixed income securities of issuers located outside the United States.

Touchstone High Yield Fund	The Fund seeks to achieve a high level of income as its main goal. Capital appreciation is a secondary consideration.	The Fund normally invests at least 80% of its net assets (including borrowings for investment purposes) in non-investment-grade debt securities.

Touchstone Core Bond Fund	The Fund seeks to provide as high a level of current	The Fund normally invests at least 80% of its net assets (including borrowings for

Underlying Funds	Investment Goal	Principal Investments
	income as is consistent with the preservation of capital. Capital appreciation is a secondary goal.	investment purposes) in bonds.

Touchstone Total Return Bond Fund	The Fund seeks current income. Capital appreciation is a secondary goal.	The Fund invests, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in fixed-income securities.

Touchstone Short Duration Fixed Income Fund	The Fund seeks maximum total return consistent with the preservation of capital.	The Fund invests, under normal market conditions, at least 80% of its assets in fixed-income securities.

Touchstone Institutional Money Market Fund	The Fund seeks high current income, consistent with the protection of capital. The Fund is a money market fund, which seeks to maintain a constant share price of $1.00 per share.

The Fund invests in U.S. government securities and high-quality money market instruments rated in one of the top two short-term rating categories or determined by the sub-advisor to be of comparable quality.

Touchstone Dynamic Equity Fund	The Fund seeks to obtain long-term capital appreciation from hedged equity investments with less risk than a fully invested, unhedged equity portfolio.	The Fund invests in a combination of equity securities, high quality short-term debt securities, and derivative instruments.

Touchstone Merger Arbitrage Fund	The Fund seeks to achieve positive absolute returns regardless of market conditions over the long-term.	The Fund primarily invests, under normal market conditions, in equity securities of U.S. and foreign issuers.

What are the Principal Risks of Investing in the Funds?

The following is a list of principal risks that may apply to your investment in a Fund or an underlying fund.  Further information about investment risks is available in the Funds’ SAI:

Call Risk (Touchstone Asset Allocation Funds):  During periods of falling interest rates, an issuer may prepay (or “call”) certain debt obligations with high coupon rates prior to maturity.  This may cause an underlying fund’s average weighted maturity to fluctuate, and may require an underlying fund to invest the resulting proceeds at lower interest rates.  The types of securities that are subject to call risk include mortgage-backed securities and municipal bonds with a term of longer than ten years.

Covered Call Option Risk (Touchstone Dynamic Equity Fund):  Investments in covered calls involve certain risks.  These risks include:

•                  Limited Gains.  When the Fund writes a covered call option, the Fund makes an obligation to deliver a security it already owns at an agreed-upon strike price on or before a predetermined date in the future in return for a premium.  By selling a covered call option, the Fund may forego the opportunity to benefit from an increase in the price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock.  While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of stock upon exercise of the option could be substantially below its prevailing market price.

•                  Lack of Liquidity for the Option.  A liquid market may not exist for the option.  If the Fund is not able to close out the options transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

•                  Lack of Liquidity for the Security.  The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities.  Because the Fund will generally hold the stocks underlying the call option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

•                  Tax Consequences.  The Fund expects to generate premiums from its sale of call options.  These premiums typically will result in short-term capital gains to the Fund for federal and state income tax purposes.  Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses.  Due to the tax treatment of securities on which call options have been written, the holding period of the underlying security may be affected and some or all of the gains from the sale of the underlying security may be short-term capital gains.  Short-term capital gains are usually taxable as ordinary income when distributed to shareholders.  Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions, or reorganizations) may force it to realize capital gains or losses at inopportune times.

Credit Risk (Touchstone Asset Allocation Funds):  An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value.  Credit risk is particularly relevant to those portfolios that invest a significant amount of their assets in junk bonds or lower-rated securities.

Fixed-Income Securities Risk (Touchstone Asset Allocation Funds):  The prices of an underlying fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.

Derivatives Risk (Touchstone Dynamic Equity Fund and Touchstone Asset Allocation Funds):  A derivative instrument will obligate or entitle a Fund or an underlying fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index.  Even a small investment in derivative instruments can have a large impact on a portfolio’s yield, stock prices and currency exposure.  Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing.  A Fund or an underlying fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s or underlying fund’s holdings.  Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund’s holdings less liquid and harder to value, especially in declining markets.  In addition, much of the income and gains generated by derivatives will be taxed as ordinary income.

Emerging Markets Risk (Touchstone Asset Allocation Funds):  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.  In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries.  As a result, there will tend to be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Equity Securities Risk (Touchstone Dynamic Equity Fund and Touchstone Asset Allocation Funds):  The Fund or an underlying fund is subject to the risk that stock prices will fall (or rise with respect to short positions) over short or extended periods of time.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s or an underlying fund’s shares.  Conversely, the risk of price increases with respect to securities sold short will also cause a decline in the value of the Fund’s or an underlying fund’s shares.  These factors contribute to price volatility.  In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of liquidation.

Equity Securities Risk (Touchstone International Equity Fund and Touchstone Emerging Growth Fund):  A Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Historically, the equity markets have moved in cycles.  The value of a Fund’s equity securities may fluctuate from day to day.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of a Fund’s shares. These factors contribute to price volatility, which is a principal risk of investing in the Funds.  In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Foreign Securities Risk (All Funds except the Touchstone Emerging Growth Fund):  Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments.  These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country.  There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.  There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.  Over-the-counter securities may also be less liquid than exchange-traded securities.

Futures Contracts Risk (Touchstone Dynamic Equity Fund):  A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time.  A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.  The risks associated with futures include: the potential inability to terminate or sell a position, the lack of a liquid secondary market for the Fund’s position and the risk that the counterparty to the transaction will not meet its obligations.

High Yield Debt (Touchstone Asset Allocation Funds):  Non-investment grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal.  There is a high risk that an underlying fund could suffer a loss from investments in non-investment grade debt securities caused by the default of an issuer of such securities.  Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment grade debt securities generally will not receive payments until the holders of all other debt have been paid.  In addition, the market for non-investment grade debt securities has, in the past, had more frequent and larger price changes than the markets for other securities.  These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds.  Because objective pricing data may be less readily available, judgment may play a greater role in the valuation process.  Successful investment in non-investment grade debt securities involves greater investment risk and is highly dependent on the sub-advisor’s credit analysis and market analysis.  In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market’s psychology.

Interest Rate Risk (Touchstone Asset Allocation Funds):  The market value of fixed income investments changes in response to interest rate changes and other factors.  During periods of falling interest rates, the values of fixed income securities generally rise and during periods of rising interest rates, the values of those securities generally fall.  Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk.  Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates.  Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years.  Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Growth Investing Risk (Touchstone Emerging Growth Fund):  Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment.  Examples of different investment styles include growth and value investing.  Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential.  Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market.  Growth oriented funds may underperform when value investing is in favor.  Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.  Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.  Value oriented funds may underperform when growth investing is in favor.

Large Cap Risk (Touchstone Dynamic Equity Fund and Touchstone Asset Allocation Funds):  Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leverage Risk (Touchstone Dynamic Equity Fund):  By engaging in certain derivative strategies or investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks.  The use of leverage may increase the Fund’s exposure to long or short equity positions and make any change in the Fund’s net asset value greater than without the use of leverage.  Leverage generally results in increased volatility of returns.

Management Risk (All Funds):  The Advisor engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of each Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Mid Cap Risk (Touchstone Emerging Growth Fund and Touchstone Asset Allocation Funds):  A Fund or an underlying fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Merger Arbitrage Risk (Touchstone Asset Allocation Funds):  Investments in companies that are expected to be, or already are, the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower performance.

Portfolio Turnover Risk (Touchstone Dynamic Equity Fund and Touchstone Emerging Growth Fund):  Each Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor and/or sub-advisor determines that it would be in a Fund’s best interest to do so.  It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor’s or sub-advisor’s control.  These transactions will increase a Fund’s “portfolio turnover.”  A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during a given period.  High turnover rates generally result in higher brokerage costs to a Fund and in higher net taxable gain for shareholders, and may reduce a Fund’s returns.

Risks of Fund of Funds Structure (Touchstone Asset Allocation Funds):  The value of an investment in a Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds.  The underlying funds may change their investment goals, policies or practices and there can be no assurance that the underlying funds will achieve their respective investment goals.  Because a Fund invests in mutual funds, it bears a proportionate share of the expenses charged by the underlying funds in which it invests.  The principal risks of an investment in a Fund include the principal risks of investing in the underlying funds.

The Fund is exposed to the risks of the underlying funds in which it invests in direct proportion to the amount of assets the Fund allocates to each underlying fund. To the extent that a Fund invests more of its assets in one underlying fund than another, such Fund will have greater exposure to the risks of that underlying fund.  One underlying fund may buy the same security that another underlying fund is selling.  You would indirectly bear the costs of both trades.  In addition, you may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from a Fund’s transactions in shares of the underlying funds.  A Fund’s ability to achieve its investment goal depends upon Ibbotson’s skill in selecting the best mix of underlying funds.  There is the risk that Ibbotson’s evaluations and assumptions regarding the underlying funds may be incorrect in view of actual market conditions.  Touchstone Advisors may be subject to potential conflicts of interest in supervising Ibbotson’s selection of underlying funds because Touchstone Advisors may receive higher fees from certain underlying funds than others. However, Touchstone Advisors is a fiduciary to the Funds and is required to act in the Funds’ best interest.

Short Sale Risk (Touchstone Dynamic Equity Fund and Touchstone Asset Allocation Funds): Short sales are transactions in which a Fund or an underlying fund sells a security it does not own.  To complete the transaction, a Fund or an underlying fund must borrow the security to make delivery to the buyer.  A Fund or an underlying fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be higher or lower than the price at which the security was sold by a Fund or an underlying fund.  If the underlying security goes down in price between the time a Fund or an underlying fund sells the security and buys it back, a Fund or an underlying fund will realize a gain on the transaction.  Conversely, if the underlying security goes up in price during the period, a Fund or an underlying fund will realize a loss on the transaction.  Any such loss is increased by the amount of premium or interest a Fund or an underlying fund must pay to the lender of the security.  Likewise, any gain will be decreased by the amount of premium or interest a Fund or an underlying fund must pay to the lender of the security.

A Fund or an underlying fund is also required to segregate or earmark other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet a Fund’s or underlying fund’s needs for immediate cash or other liquidity.  A Fund’s or underlying fund’s investment performance may also suffer if a Fund or an underlying fund is required to close out a short position earlier than it had intended.  This would occur if the securities lender required a Fund or an underlying fund to deliver the securities the Fund or the underlying fund borrowed at the commencement of the short sale and the Fund or underlying fund is unable to borrow the securities from another securities lender or otherwise obtain the security by other means.  In addition, a Fund or an underlying fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s or the underlying fund’s open short positions.  These expenses negatively impact the performance of a Fund or an underlying fund.  For example, when a Fund or underlying fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold.  This cost is partially offset by the interest earned by a Fund or an underlying fund on the investment of the cash generated by the short sale.  When a Fund or an underlying fund sells short an equity security that pays a dividend, the Fund or the underlying fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund or the underlying fund and reflects the expense in its financial statements.  However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s or the underlying fund’s unrealized loss on its short sale transaction.  To the extent that the interest rate and/or dividend that a Fund or underlying fund is obligated to pay is greater than the interest earned by the Fund or the underlying fund on investments, the performance of the Fund or the underlying fund will be negatively impacted.  These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause a Fund or an underlying fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

Small Cap Risk (Touchstone Emerging Growth Fund, International Equity Fund and Touchstone Asset Allocation Funds):  A Fund or an underlying fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Small cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group.  In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Where Can I Find Information About the Funds’ Portfolio Holdings Disclosure Policies?

A description of the Funds’ policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Funds’ website at www.TouchstoneInvestments.com.

THE FUNDS’ MANAGEMENT

Investment Advisor

Touchstone Advisors, Inc. (“Touchstone Advisors” or the “Advisor”)

303 Broadway, Suite 1100, Cincinnati, OH 45202

Touchstone Advisors has been a registered investment advisor since 1994.  As of October 31, 2012, Touchstone Advisors had approximately $14.1 billion in assets under management.  As the Funds’ Advisor, Touchstone Advisors continuously reviews, supervises and administers the Funds’ investment programs and also ensures compliance with the Funds’ investment policies and guidelines.

Touchstone Advisors is responsible for selecting each Fund’s sub-advisor(s), subject to approval by the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

•                                          Level of knowledge and skill

•                                          Performance as compared to its peers or benchmark

•                                          Consistency of performance over 5 years or more

•                                          Level of compliance with investment rules and strategies

•                                          Employees facilities and financial strength

•                                          Quality of service

Touchstone Advisors will also continually monitor each sub-advisor’s performance through various analyses and through in-person, telephone, and written consultations with a sub-advisor.  Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor’s contract should be renewed, modified, or terminated.

The SEC has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements, or amend existing sub-advisory agreements without first obtaining shareholder approval.  The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds.  Shareholders of a Fund will be notified of any changes in its sub-advisory arrangements.

Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund’s assets.  If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund’s assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent or other parties.  For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from each Fund as listed below at an annualized rate, based on the average daily net assets of the Fund.  Touchstone Advisors pays sub-advisory fees to each sub-advisor from its advisory fee.

Fund	Annual Fee Rate
Touchstone Dynamic Equity Fund

0.85% on first $300 million of assets; 0.80% on next $200 million of assets; 0.75% on next $250 million of assets; 0.70% on next $250 million of assets; 0.65% on next $500 million of assets; 0.60% of next $500 million of assets; and 0.55% on assets over $2 billion

Touchstone Emerging Growth Fund	0.90% of assets

Touchstone International Equity Fund	0.90% on first $300 million of assets; 0.85% on next $200 million of assets; and 0.80% on assets over $500 million

Touchstone Conservative Allocation Fund	0.20% on first $1 billion of assets; 0.175% on next $1 billion of assets; 0.150% on next $1 billion of assets; and 0.125% on assets over $3 billion

Touchstone Balanced Allocation Fund	0.20% on first $1 billion of assets; 0.175% on next $1 billion of assets; 0.150% on next $1 billion of assets; and 0.125% on assets over $3 billion

Touchstone Moderate Growth Allocation Fund	0.25% on first $1 billion of assets; 0.225% on next $1 billion of assets; 0.20% on next $1 billion of assets; and 0.175% on assets over $3 billion

Touchstone Growth Allocation Fund	0.25% on first $1 billion of assets; 0.225% on next $1 billion of assets; 0.20% on next $1 billion of assets; and 0.175% on assets over $3 billion

Contractual Fee Waiver Agreement

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure certain Funds’ total annual operating expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, other extraordinary expenses not incurred in the ordinary course of business) do not exceed the contractual limits set forth below.  The contractual limits set forth below have been adjusted for each class of each Fund to include the effect of Rule 12b-1 fees, shareholder servicing fees and other anticipated class specific expenses, if applicable.  Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund’s average net assets during such month.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Funds’ Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for a Fund.  No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount.

Fund	Contractual Limit on Total Operating Expenses*	Termination Date
Touchstone Dynamic Equity Fund
Class A	1.55%
Class C	2.30%	April 16, 2014
Class Y	1.30%
Institutional	1.25%

Touchstone Emerging Growth Fund
Class A	1.39%
Class C	2.14%	April 16, 2014
Class Y	1.14%
Institutional	0.99%

Touchstone International Equity Fund
Class A	1.39%
Class C	2.14%	April 16, 2014
Class Y	1.14%
Institutional	0.99%

Touchstone Conservative Allocation Fund
Class A	0.33%	September 10, 2013
	0.41%	April 16, 2014

Class C	1.08%	September 10, 2013
	1.16%	April 16, 2014

Class Y	0.08%	September 10, 2013
	0.16%	April 16, 2014

Institutional	0.08%	September 10, 2013
	0.16%	April 16, 2014

Touchstone Balanced Allocation Fund
Class A	0.33%	September 10, 2013
	0.41%	April 16, 2014

Class C	1.08%	September 10, 2013
	1.16%	April 16, 2014

Class Y	0.08%	September 10, 2013
	0.16%	April 16, 2014

Institutional	0.08%	September 10, 2013
	0.16%	April 16, 2014

Fund	Contractual Limit on Total Operating Expenses*	Termination Date

Touchstone Moderate Growth Allocation Fund
Class A	0.33%	September 10, 2013
	0.41%	April 16, 2014

Class C	1.08%	September 10, 2013
	1.16%	April 16, 2014

Class Y	0.08%	September 10, 2013
	0.16%	April 16, 2014

Institutional	0.08%	September 10, 2013
	0.16%	April 16, 2014

Touchstone Growth Allocation Fund
Class A	0.33%	September 10, 2013
	0.41%	April 16, 2014

Class C	1.08%	September 10, 2013
	1.16%	April 16, 2014

Class Y	0.08%	September 10, 2013
	0.16%	April 16, 2014

Institutional	0.08%	September 10, 2013
	0.16%	April 16, 2014

*For periods where multiple expense caps are in effect, the lower of the two amounts will apply.

Advisory and Sub-Advisory Agreement Approval

A discussion of the basis for the Board of Trustees’ approval of the Funds’ advisory and sub-advisory agreements can be found in the Trust’s Annual Report dated July 31, 2012.

Sub-Advisors

Analytic Investors, LLC, an SEC-registered advisor located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, serves as sub-advisor to the Touchstone Dynamic Equity Fund.  As sub-advisor, Analytic makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  Analytic was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors.  Analytic serves pension and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies.  As of October 31, 2012, Analytic had $6.2 billion in assets under management.

Copper Rock Capital Partners LLC, an SEC-registered advisor located at 200 Clarendon Street, 51st Floor, Boston, Massachusetts 02116, serves as sub-advisor to the Touchstone Emerging Growth Fund.  As sub-advisor, Copper Rock makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  Copper Rock was established in 2005.  As of October 31, 2012, Copper Rock had $1.5 billion in assets.

Acadian Asset Management LLC, an SEC-registered advisor located at 260 Franklin Street, Boston, Massachusetts 02109, serves as sub-advisor to the Touchstone International Equity Fund.  Acadian has provided investment management services since 1986.  As of October 31, 2012, Acadian had $48.5 billion in assets under management.

Ibbotson Associates, Inc., an SEC-registered advisor located at 22 West Washington Street, Chicago, Illinois 60602, is a wholly-owned subsidiary of Morningstar, Inc.  As sub-advisor, Ibbotson makes investment decisions for the Touchstone Asset Allocation Funds and also ensures compliance with each Touchstone Asset Allocation Fund’s investment policies and guidelines.  As of October 31, 2012, Ibbotson had $28.5 billion in assets under management.

Portfolio Managers

Listed below are the portfolio managers that have responsibility for the day-to-day management of each Fund and a brief biographical description of each portfolio manager.  The SAI provides additional information about the portfolio managers’ investments in the Fund or Funds that they manage, a description of their compensation structure and information regarding other accounts that they manage.

Touchstone Dynamic Equity Fund

Harindra de Silva, Ph.D., CFA, serves as President and Portfolio Manager, positions he has held since 1998.  Dr. de Silva is responsible for Analytic’s strategic direction and the ongoing development of its investment processes.  Dr. de Silva focuses on the ongoing research and portfolio management efforts for the firm’s U.S. equity strategies and Tactical Asset Allocation strategies.

Dennis Bein, CFA, serves as Chief Investment Officer and Portfolio Manager, positions he has held since 2004.  Mr. Bein is responsible for the ongoing research for Analytic’s U.S. equity strategies as well as the day-to-day portfolio management and trading of those accounts.

Gregory McMurran has served as Chief Investment Officer and Portfolio Manager at Analytic since 1976.

Ryan Brown serves as Portfolio Manager, a position he has held since April 2010.  Mr. Brown served as a Portfolio Analyst with Analytic Investors from January 2007 to April 2010.  Mr. Brown is responsible for the ongoing research efforts for U.S. equity-based investment strategies.  Prior to joining Analytic Investors, Mr. Brown worked for Beekman Capital Management as a research analyst from June 2006 to December 2006.

Touchstone Emerging Growth Fund

Tucker M. Walsh has served as Chief Executive Officer, Head of Portfolio Management, and Portfolio Manager at Copper Rock since 2005.

David Cavanaugh has served as Co-Assistant Portfolio Manager, Senior Research Analyst and Partner at Copper Rock since 2005.

Greg Poulos, CFA has served as Co-Assistant Portfolio Manager, Senior Research Analyst and Partner at Copper Rock since 2005.

Touchstone International Equity Fund

Brendan O. Bradley has served as Senior Vice President and Director of Managed Volatility Strategies at Acadian since June 2010 and Senior Vice President, Portfolio Manager and Quantitative Research Specialist at Acadian since 2004.

John R. Chisholm has served as Executive Vice President and Chief Investment Officer at Acadian since January 2010 and Executive Vice President and Co-Chief Investment Officer at Acadian since 1987.

Ronald D. Frashure has served as President at Acadian since March 1988 and Chief Executive Officer at Acadian since January 2008.

Asha Mehta has served as Vice President and Portfolio Manager at Acadian since March 2010 and served as Associate Portfolio Manager at Acadian from March 2009 to February 2010.  Mr. Mehta also served as an Investment Research Analyst at Acadian from April 2007 to March 2009.

Touchstone Asset Allocation Funds

Brian Huckstep, CFA, Portfolio Manager, has served as a portfolio manager at Ibbotson since 2005.

Scott Wentsel, CFA, CFP, Portfolio Manager, has served as a Vice President and Senior Portfolio Manager at Ibbotson since 2005.

Chris Armstrong, CFA, CAIA, Portfolio Manager, has served as a portfolio manager at Ibbotson since 2005.

CHOOSING A CLASS OF SHARES

Share Class Offerings.  Each class of shares has different sales charges and distribution fees.  The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.

Class A Shares

The offering price of Class A shares of each Fund is equal to its net asset value (“NAV”) plus a front-end sales charge that you pay when you buy your shares.  The front-end sales charge is generally deducted from the amount of your investment.  Class A shares are subject to a 12b-1 distribution fee.

Class A Sales Charge-Equity Funds and Touchstone Asset Allocation Funds.  The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Touchstone Equity Funds and the Touchstone Asset Allocation Funds.  The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted.  Note that the front-end sales charge gets lower as your investment amount gets larger.

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.95%	3.04%
$500,000 but less than $1 million	2.25%	2.30%
$1 million or more	0.00%	0.00%

Waiver of Class A Sales Charge.  There is no front-end sales charge if you invest $1 million or more in Class A shares of a Fund.  If you redeem shares that were part of the $1 million breakpoint purchase within one year, you may pay a contingent deferred sales charge (“CDSC”) of 1% on the shares redeemed, if a commission was paid by Touchstone Securities, Inc. (“Touchstone”) to a participating unaffiliated broker dealer.  There is no front-end sales charge on exchanges between Funds with the same load schedule or from a higher load schedule to a lower load schedule.  In addition, there is no front-end sales charge on the following purchases:

•                                          Purchases by registered representatives or other employees (and their immediate family members*) of broker-dealers, banks, or other financial institutions having selling agreements with Touchstone.

•                                          Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has a selling agreement with Touchstone.

•                                          Purchases by a trust department of any financial institution in its capacity as trustee to any trust.

•                                          Purchases through authorized processing organizations described in this Prospectus.

•                                          Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Touchstone Funds.

•                                          Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone.

•                                          Reinvestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.

*                 Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a registered representative or employee.  The term “employee” is deemed to include current and retired employees.

In addition, Class A shares may be purchased with no front-end sales charge through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers.  In each case, the intermediary has entered into an agreement with Touchstone to include the Touchstone Funds in their program without the imposition of a sales charge.  The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services.  You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals.  The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program.  Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Sales charge waivers must be qualified in advance by Touchstone by marking the appropriate section on the investment application or by completing the “Special Account Options” form.  You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the TouchstoneInvestments.com website.  Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund.  At the option of the Fund, the front-end sales charge may be included on future purchases.

Reduced Class A Sales Charge.  You may also purchase Class A shares of a Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent.  The following purchasers (“Qualified Purchasers”) may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•                                          an individual, an individual’s spouse, an individual’s children under the age of 21; or

•                                          a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved;

•                                          employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases are provided; or

•                                          an organized group, provided that the purchases are made through a central administrator, a single dealer or other means which result in economy of sales effort or expense.

The following accounts (“Qualified Accounts”) held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•                                          Individual accounts

•                                          Joint tenant with rights of survivorship accounts

•                                          Uniform gift to minor accounts (“UGTMA”)

•                                          Trust accounts

•                                          Estate accounts

•                                          Guardian/Conservator accounts

•                                          IRA accounts, including Traditional, Roth, SEP and SIMPLE

•                                          Coverdell Education Savings Accounts

Rights of Accumulation Program.  Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account.  You or your dealer must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification.  If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge.  Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains.  If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge.  You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone will calculate the combined value of all of the Qualified Purchaser’s Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge.  Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent.  If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application.  A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart.  The minimum initial investment under a Letter of Intent is $10,000.  You are not obligated to purchase additional shares if you complete a Letter of Intent.  However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level.  During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow.  If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account.  If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint.  You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Other Information.  Information about sales charges and breakpoints is also available in a clear and prominent format on the TouchstoneInvestments.com website.  You can access this information by selecting “Sales Charges and Breakpoints” under the “Pricing and Performance” link.  For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.

Class C Shares

Because in most cases it is more advantageous to purchase Class A shares for amounts of $1 million or more, a request to purchase Class C shares for $1 million or more will be considered as a purchase request for Class A shares or declined. Class C shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds.  Class C shares are subject to a 12b-1 fee.  A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them.

Class Y Shares

Class Y shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund.  Class Y shares are not subject to a 12b-1 fee or CDSC.

Institutional Shares

Institutional shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund.  Institutional shares are not subject to a 12b-1 fee or CDSC.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

12b-1 Distribution Plans.  Each Fund offering Class A and Class C shares has adopted a distribution plan under Rule 12b-1 of the 1940 Act.  The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.  Under the Class A plan, the Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares.  Under the Class C plan, the Funds pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).  Because these fees are paid out of a Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

Additional Compensation to Financial Intermediaries.  Touchstone, the Trust’s principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers.  Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds.  Touchstone reviews and makes changes to the focused distribution strategy on a continual basis.  These payments are generally based on a pro rata share of a dealer’s sales.  Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs.

Touchstone Advisors, at its own expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities, sub-accounting, sub-transfer agency and/or shareholder servicing activities.  These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary.  These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary bears certain costs in connection with providing shareholder services to Fund shareholders.  Touchstone Advisors may also reimburse Touchstone for making these payments.

Touchstone Advisors and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.  The amount and value of additional cash payments vary for each financial intermediary.  The additional cash payment arrangement between a particular financial intermediary and Touchstone Advisors or its affiliates may provide for increased rates of compensation as the dollar value of the Fund’s shares or particular class of shares sold or invested through such financial intermediary increases.  The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend a Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid.  You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.  Although the Funds may use financial firms that sell the Fund’s shares to effect portfolio transactions for the Fund, the Funds and Touchstone Advisors will not consider the sale of a Fund’s shares as a factor when choosing financial firms to effect those transactions.  For more information on payment arrangements, please see the section entitled “The Distributor” in the SAI.

INVESTING WITH TOUCHSTONE

Choosing the Appropriate Investments to Match Your Goals.  Investing well requires a plan.  We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

Purchasing Your Shares

Please read this Prospectus carefully and then determine how much you want to invest.

For Class A shares and Class C shares, you may purchase shares of the Funds directly from Touchstone or through your financial advisor.

Class Y shares are available through certain financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone.

For Institutional shares, you may purchase shares of the Funds directly from Touchstone or through your financial institution.

In order to open an account you must complete an investment application.  You can obtain an investment application from Touchstone, your financial advisor, your financial institution, or by visiting our website at TouchstoneInvestments.com.  For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

Investor Alert:  Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds that it regards as disruptive to efficient portfolio management.  For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.  (See “Market Timing Policy” in this Prospectus.)  Touchstone may change applicable initial and additional investment minimums at any time.

Opening an Account

Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  What this means for you:  When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you.  We may also ask to see your driver’s license or other identifying documents.  If we do not receive these required pieces of information, there will be a delay in processing your investment request, which could subject your investment to market risk.  If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified.  However, if we are unable to completely verify your identity through our verification process, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time (“ET”)), on the day that your account is closed.  If we close your account because we are unable to completely verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Investing in the Funds

By mail or through your financial advisor

•                                          Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.  We do not accept third party checks for initial investments.

•                                          Send your check with the completed investment application by regular mail to Touchstone Investments, P.O. Box 9878, Providence, RI 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581.

•                                          Your application will be processed subject to your check clearing.  If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

•                                          You may also open an account through your financial advisor.

Through your financial institution

•                                          You may invest in certain share classes by establishing an account through financial institutions that have appropriate selling agreements with Touchstone.

•                                          Your financial institution will act as the shareholder of record of your shares.

•                                          Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

•                                          Financial institutions may designate intermediaries to accept purchase and sales orders on the Funds’ behalf.

•                                          Your financial institution may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

•                                          Before investing in the Funds through your financial institution, you should read any materials provided by your financial institution together with this Prospectus.

By exchange

•                                          Class A shares may be exchanged into any other Touchstone Class A Fund at NAV and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional shares.

•                                          Class C shares may be exchanged into any other Touchstone Class C Funds and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional shares.

•                                          Class Y shares and Institutional shares of the Fund are exchangeable for Class Y shares and Institutional shares of other Touchstone Funds, respectively, as long as applicable investment minimums and proper selling agreement requirements are met.

•                                          You do not have to pay any exchange fee for your exchange.

•                                          Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange.  However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares.  For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

•                                          If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares.  However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.

•                                          If you purchased Class A shares for $1 million or more at NAV and compensation was paid to an unaffiliated dealer and you exchange all or a portion of the shares into any Touchstone money market fund within 12 months of the original purchase, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares.  However if you exchange back into Class A shares, the prior holding period of your Class A shares will be added to your current holding period of Class A shares in calculating the CDSC.

•                                          You should carefully review the disclosure provided in the Prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.

•                                          You may realize taxable gain if you exchange shares of a Fund for shares of another Fund.  See “Tax Information” for more information and the tax consequences of such an exchange.

•                                          Shares of the Touchstone Ultra Short Duration Fixed Income Fund, which are offered in a separate prospectus, are prohibited from exchanging into any other Touchstone Fund.

Through retirement plans

You may invest in certain Funds through various retirement plans.  These include individual retirement plans and employer sponsored retirement plans.

Individual Retirement Plans

•                                          Traditional Individual Retirement Accounts (“IRAs”)

•                                          Savings Incentive Match Plan for Employees (“SIMPLE IRAs”)

•                                          Spousal IRAs

•                                          Roth Individual Retirement Accounts (“Roth IRAs”)

•                                          Coverdell Education Savings Accounts (“Education IRAs”)

•                                          Simplified Employee Pension Plans (“SEP IRAs”)

Employer Sponsored Retirement Plans

•                                          Defined benefit plans

•                                          Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

•                                          457 plans

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

Through a processing organization

You may also purchase shares of the Funds through a “processing organization,” (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers.  Some of the Touchstone Funds have authorized certain processing organizations (“Authorized Processing Organizations”) to receive purchase and sales orders on their behalf.  Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this Prospectus.  You should also ask the processing organization if they are authorized by the Touchstone Funds to receive purchase and sales orders on their behalf.  If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk.  When shares are purchased with an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone.  The Authorized Processing Organization may:

•                                          Charge a fee for its services

•                                          Act as the shareholder of record of the shares

•                                          Set different minimum initial and additional investment requirements

•                                          Impose other charges and restrictions

•                                          Designate intermediaries to accept purchase and sales orders on the Funds’ behalf

Touchstone considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form.  These orders will be priced based on the Fund’s NAV or offering price (which is NAV plus any applicable sales charge), if applicable, next computed after such order is received in proper form by an Authorized Processing Organization, or its authorized designee.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone.  Certain Authorized Processing Organizations may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

It is the responsibility of an Authorized Processing Organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.

Pricing of Purchases

We price direct purchases in the Funds based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received.  Direct purchase orders received by Touchstone, an Authorized Processing Organization, financial advisor or financial institution, by the close of the regular session of trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. ET, are processed at that day’s public offering price.  Direct purchase orders received by Touchstone, an Authorized Processing Organization, financial advisor or financial institution, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day.  It is the responsibility of the financial institution, financial advisor or Authorized Processing Organization to transmit orders that will be received by Touchstone in proper form and in a timely manner.

Adding to Your Account

By check

•                                          Complete the investment form provided with a recent account statement.

•                                          Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.

•                                          Write your account number on the check.

•                                          Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor or financial institution at the address printed on your account statement.  Your financial advisor or financial institution is responsible for forwarding payment promptly to Touchstone.

•                                          If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

By wire

•                                          Contact Touchstone, your financial advisor or your financial institution for further instructions.

•                                          Contact your bank and ask it to wire federal funds to Touchstone.  Specify your name and account number when remitting the funds.

•                                          Your bank may charge a fee for handling wire transfers.

•                                          Purchases in the Funds will be processed at that day’s NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

By exchange

•                                          You may add to your account by exchanging shares from another Touchstone Fund.

•                                          For information about how to exchange shares among the Touchstone Funds, see “Opening an Account - By exchange” in this Prospectus.

Purchases with Securities

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment goal and is otherwise acceptable to Touchstone Advisors.

Automatic Investment Options

The various ways that you can automatically invest in the Funds are outlined below.  Touchstone does not charge any fees for these services.  For further details about these services, call Touchstone at 1.800.543.0407.  If you hold your shares through a financial institution or Authorized Processing Organization, please contact them for further details on automatic investment options.

Automatic Investment Plan. You can pre-authorize monthly investments in a Fund of $50 or more to be processed electronically from a checking or savings account.  You will need to complete the appropriate section in the investment application or special account options form to do this.  Amounts that are automatically invested in a Fund will not be available for redemption until three business days after the automatic reinvestment.

Reinvestment/Cross Reinvestment.  Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge.  Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application.  You may also choose to have your dividends or capital gains paid to you in cash.  Dividends are taxable whether you reinvest such dividends in additional shares of a Fund or choose to receive cash.  If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment.  In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Direct Deposit Purchase Plan.  You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in our Funds.

Dollar Cost Averaging.  Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis.  You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other.  The applicable sales charge, if any, will be assessed.

Selling Your Shares

You may sell some or all of your shares on any day that the Fund calculates its NAV.  If your request is received by Touchstone, an Authorized Processing Organization, financial advisor or financial institution, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day’s NAV for the shares you sell.  Otherwise, the price you receive will be based on the NAV that is next calculated.

Through Touchstone - By telephone

•                                          You can sell or exchange your shares over the telephone, unless you have specifically declined this option.  If you do not wish to have this ability, you must mark the appropriate section of the investment application.  You may only sell shares over the telephone if the amount is less than $100,000.

•                                          To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

•                                          Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

•                                          If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day.  Otherwise it will occur on the next business day.

•                                          Interruptions in telephone service could prevent you from selling your shares by telephone when you want to.  When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

•                                          In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine.  However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases.  Touchstone has certain procedures to confirm that telephone instructions are genuine.  If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions.  Some of these procedures may include:

•                  Requiring personal identification.

•                  Making checks payable only to the owner(s) of the account shown on Touchstone’s records.

•                  Mailing checks only to the account address shown on Touchstone’s records.

•                  Directing wires only to the bank account shown on Touchstone’s records.

•                  Providing written confirmation for transactions requested by telephone.

•                  Digitally recording instructions received by telephone.

Through Touchstone - By mail

•                                          Write to Touchstone.

•                                          Indicate the number of shares or dollar amount to be sold.

•                                          Include your name and account number.

•                                          Sign your request exactly as your name appears on your investment application.

•                                          You may be required to have your signature guaranteed (See “Signature Guarantees” in this Prospectus for more information).

Through Touchstone - By wire

•                                          Complete the appropriate information on the investment application.

•                                          You may be charged a fee by the Fund or Fund’s Authorized Processing Organization for wiring redemption proceeds.  You may also be charged a fee by your bank.

•                                          Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

•                                          Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction.  Contact Touchstone for more information.

Through Touchstone - Through a systematic withdrawal plan

•                                          You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

•                                          Withdrawals can be made monthly, quarterly, semiannually or annually.

•                                          There is no fee for this service.

•                                          There is no minimum account balance required for retirement plans.

Through your financial advisor, financial institution or Authorized Processing Organization

•                                          You may also sell shares by contacting your financial advisor, financial institution or Authorized Processing Organization, which may charge you a fee for this service.  Shares held in street name must be sold through your financial advisor, financial institution or, if applicable, the Authorized Processing Organization.

•                                          Your financial advisor, financial institution or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

•                                          Your financial institution may charge you a fee for selling your shares.

•                                          Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

Investor Alert: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone’s records.

Contingent Deferred Sales Charge (“CDSC”)

If you purchase $1 million or more Class A shares at NAV, a CDSC of 1.00% may be charged on redemptions made within 1 year of your purchase.  If you redeem Class C shares within 1 year of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below.  The CDSC will be assessed on the lesser of your shares’ NAV at the time of redemption or the time of purchase.  The CDSC is paid to Touchstone to reimburse expenses incurred in providing distribution-related services to the Funds.

No CDSC is applied if:

•                                          The redemption is due to the death or post-purchase disability of a shareholder.

•                                          The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value.

•                                          The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution.

•                                          The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2.

When we determine whether a CDSC is payable on a redemption, we assume that:

•                                          The redemption is made first from amounts not subject to a CDSC; then

•                                          From the earliest purchase payment(s) that remain invested in the Fund.

The above mentioned CDSC waivers do not apply to redemptions made within one year for purchases of $1 million or more in Class A shares of the Touchstone Funds where a commission was paid by Touchstone to a participating unaffiliated broker-dealer.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Signature Guarantees

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee.  A Medallion Signature Guarantee helps protect you against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

•                                          Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee).

•                                          Proceeds are being sent to an address other than the address of record.

•                                          Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual’s account.

•                                          Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request.

•                                          Proceeds or shares are being sent/transferred between accounts with different account registrations.

Market Timing Policy

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs.  The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders.  The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders.  The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading.  If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder’s accounts.  While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders.  However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or (ii) made more than 2 “round-trip” exchanges within a rolling 90 day period.  A “round-trip” exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund.  If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder’s exchange privileges and subsequent exchange requests during the suspension will not be processed.  The Funds may also restrict or refuse to process purchases by the shareholder.  These exchange limits and excessive trading policies generally do not apply to purchases and redemptions of money market funds (except in situations where excessive trading may have a detrimental or disruptive effect on share prices or portfolio management of these funds), systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed.  If a Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund.  In accordance with Rule 22c-2 under the 1940 Act, the Funds have entered into information sharing agreements with certain financial intermediaries.  Under these agreements, a financial intermediary is obligated to:  (1) enforce during the term of the agreement, the Funds’ market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds’ market-timing policy with respect to customers identified by the Funds as having engaged in market timing.  When information regarding transactions in the Funds’ shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading.  The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

Householding Policy (Only applicable for shares held through Touchstone directly)

The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name.  This process, known as “householding,” reduces costs and provides a convenience to shareholders.  If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request.  If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

Receiving Sale Proceeds

Touchstone will forward the proceeds of your sale to you (or to your financial advisor, Authorized Processing Organization or financial institution) within 7 days (normally within 3 business days) after receipt of a proper request.

Proceeds Sent to Financial Advisors, Authorized Processing Organizations or Financial Institutions.  Proceeds that are sent to your financial advisor, Authorized Processing Organization or financial institution will not usually be reinvested for you unless you provide specific instructions to do so.  Therefore, the financial advisor, Authorized Processing Organization or financial institution may benefit from the use of your money.

Fund Shares Purchased by Check (Only applicable for shares held through Touchstone directly).  We may delay payment of redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days.  If you need your money sooner, you should purchase shares by bank wire.

Reinstatement Privilege (Class A and Class C Shares Only).  You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone.  If the redemption proceeds were from the sale of your Class A shares, you can reinvest into Class A shares of any Touchstone Fund at NAV.  Reinvestment will be at the NAV next calculated after Touchstone receives your request.  If the proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund.  If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment.

Low Account Balances (Only applicable for shares held through Touchstone directly).  If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you.  This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act (“UGTMA”).  Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

Delay of Payment.  It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances.  These circumstances can occur:

•                                          When the NYSE is closed on days other than customary weekends and holidays;

•                                          When trading on the NYSE is restricted; or

•                                          During any other time when the SEC, by order, permits.

Redemption in Kind.  Under unusual circumstances, when the Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value.  Shareholders may incur transaction and brokerage costs when they sell these portfolio securities including federal income tax.  Until such time as the shareholder sells the securities they receive in kind, the securities are subject to market risk.

Pricing of Fund Shares

Each Fund’s share price (also called “NAV”) and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open.  Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding.  Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone, an Authorized Processing Organization or financial institution.

The Funds’ equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction).  The Funds may use pricing services to determine market value for investments.  Some specific pricing strategies follow:

•                                          All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board of Trustees has determined as fair value.

•                                          Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Any foreign securities held by a Fund will be priced as follows:

•                                          All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

•                                          Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange.  However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value.  This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

•                                          Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund’s NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees.  Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities.  The Funds may use fair value pricing under the following circumstances, among others:

•                                          If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.

•                                          If a security, such as a small cap or micro-cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•                                          If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price.  The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.  With respect to any portion of a Fund’s assets that is invested in other mutual funds, that portion of the Fund’s NAV is calculated based on the NAV of that mutual fund.  The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

DISTRIBUTION AND TAXES

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains.  The Touchstone Dynamic Equity Fund, Touchstone Emerging Growth Fund and Touchstone International Equity Fund distribute their income, if any, annually to shareholders.  The Touchstone Conservative Allocation Fund, Touchstone Balanced Allocation Fund, Touchstone Moderate Growth Allocation Fund and Touchstone Growth Allocation Fund distribute their income, if any, quarterly.  Each Fund makes distributions of capital gains, if any, at least annually.  If you own shares on a Fund’s distribution record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash.  To elect cash payments, you must notify the Funds in writing or by phone prior to the date of distribution.  Your election will be effective for dividends and distributions paid after we receive your notice.  To cancel your election, simply send written notice to Touchstone Investments, P.O. Box 9878, Providence, RI 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, or call Touchstone at 1.800.543.0407.  If you hold your shares through a financial institution, you must contact it to elect cash payment.  If you hold your shares through a financial institution, you must contact it to elect cash payment. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable check or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Tax Information

The tax information in this Prospectus is provided for general information only and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. The Funds intend to qualify annually to be treated as regulated investment companies (“RICs”) under the Code. As such, the Funds will not be subject to federal income taxes on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions of the Code.  If for any taxable year a Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35% (for taxable years beginning prior to January 1, 2013); and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporate shareholders.

Distributions.  The Funds will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets).  The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation.  Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash.

Ordinary Income.  Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.  Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2013 and designated by a Fund as “qualified dividend income” are eligible for the long-term capital gains rate of 15% (0% for individuals in lower tax brackets).  Short-term capital gains that are distributed to you are taxable as ordinary income for Federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains.  Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.  For tax years beginning before January 1, 2013, the maximum individual tax rate on net long-term capital gains is 15%.

Sale or Exchange of Shares.  It is a taxable event for you if you sell shares of a Fund or exchange shares of a Fund for shares of another Touchstone Fund.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction.  Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of the Fund as a capital asset.  The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund.  Sales of shares of a Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss.  Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of tax exempt-interest dividends, if any, received by the shareholder with respect to such shares.

Medicare Contribution Tax.  Under current law, beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains.  If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

Backup Withholding.  A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  The current backup withholding rate is 28%.

State and Local Income Taxes.  This Prospectus does not discuss the state and local tax consequences of an investment in a Fund.  You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders.  Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in a Fund.  This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in a Fund.  Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign country tax consequences of an investment in a Fund.

Statements and Notices.  You will receive an annual statement outlining the tax status of your distributions. You may also receive written notices of certain foreign taxes and distributions paid by a Fund during the prior taxable year.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund.  More information regarding these considerations is included in the Funds’ SAI.  You are urged and advised to consult your own tax advisor regarding the effects of an investment in a Fund on your tax situation.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past 5 years or, if shorter, the period of a Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Reports.  You can obtain the Annual Report at no charge by calling 1.800.543.0407.

Touchstone Dynamic Equity Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year ended July 2012	Year ended July 2011	Year ended July 2010	Year ended July 2009	Year ended July 2008
Net asset value at beginning of period	$10.26	$9.02	$8.68	$11.88	$14.51
Income (loss) from investment operations:
Net investment income (loss)(A)	(0.07)	0.06	0.05	0.02	0.05
Net realized and unrealized gains (losses) on investments	1.09	1.18	0.29	(3.22)	(1.80)
Total from investment operations	1.02	1.24	0.34	(3.20)	(1.75)
Distributions from:
Net investment income	(0.08)	—	—	—	(0.18)
Realized capital gains	—	—	—	—	(0.70)
Total distributions	(0.08)	—	—	—	(0.88)
Net asset value at end of period	$11.20	$10.26	$9.02	$8.68	$11.88
Total return(B)	10.00%	13.75%	3.92%	(26.94)%	(12.60)%
Ratios and supplemental data:
Net assets at end of period (000’s)	$17,919	$23,505	$38,274	$83,169	$285,305
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(C)	2.80%	1.82%	1.78%	2.07%	1.92%
Gross expenses (including dividend expense on securities sold short)(D)	3.08%	2.16%	2.27%	2.41%	2.13%
Net investment income (loss)	(0.63)%	0.66%	0.52%	0.24%	0.40%
Portfolio turnover rate	233.99%	231.43%	168.45%	195.35%	171.50%

Touchstone Dynamic Equity Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year ended July 2012	Year ended July 2011	Year ended July 2010	Year ended July 2009	Year ended July 2008
Net asset value at beginning of period	$9.79	$8.67	$8.40	$11.59	$14.32
Income (loss) from investment operations:
Net investment loss(A)	(0.14)	(0.01)	(0.02)	(0.05)	(0.04)
Net realized and unrealized gains (losses) on investments	1.03	1.13	0.29	(3.14)	(1.77)
Total from investment operations	0.89	1.12	0.27	(3.19)	(1.81)
Distributions from:
Net investment income	(0.05)	—	—	—	(0.22)
Realized capital gains	—	—	—	—	(0.70)
Total distributions	(0.05)	—	—	—	(0.92)
Net asset value at end of period	$10.63	$9.79	$8.67	$8.40	$11.59
Total return(B)	9.09%	12.92%	3.21%	(27.52)%	(13.23)%
Ratios and supplemental data:
Net assets at end of period (000’s)	$11,684	$14,243	$20,558	$51,879	$158,508
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(E)	3.55%	2.57%	2.53%	2.82%	2.65%
Gross expenses (including dividend expense on securities sold short)(F)	3.75%	2.78%	2.91%	2.97%	2.85%
Net investment loss	(1.38)%	(0.10)%	(0.23)%	(0.52)%	(0.34)%
Portfolio turnover rate	233.99%	231.43%	168.45%	195.35%	171.50%

(A)	The net investment income per share is based on average shares outstanding for the period or year.
(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(C)

The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 1.55%, 1.66%, 1.65%, 1.71% and 1.53% for the years ended July 2012, 2011, 2010,2009 and 2008, respectively.

(D)

The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 1.82%, 2.00%, 2.14%, 2.05% and 1.74% for the years ended July 2012, 2011, 2010,2009 and 2008, respectively.

(E)

The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 2.30%, 2.41%, 2.40%, 2.46% and 2.26% for the years ended July 2012, 2011, 2010,2009 and 2008, respectively.

(F)

The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 2.50%, 2.62%, 2.78%, 2.61% and 2.46% for the years ended July 2012, 2011, 2010,2009 and 2008, respectively.

Touchstone Dynamic Equity Fund — Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year ended July 2012	Year ended July 2011	Year ended July 2010	Year ended July 2009	Year ended July 2008
Net asset value at beginning of period	$10.40	$9.11	$8.75	$11.94	$14.54
Income (loss) from investment operations:
Net investment income (loss)(A)	(0.04)	0.08	0.07	0.04	0.09
Net realized and unrealized gains (losses) on investments	1.09	1.21	0.29	(3.23)	(1.82)
Total from investment operations	1.05	1.29	0.36	(3.19)	(1.73)
Distributions from:
Net investment income	(0.10)	—	—	—	(0.17)
Realized capital gains	—	—	—	—	(0.70)
Total distributions	(0.10)	—	—	—	(0.87)
Net asset value at end of period	$11.35	$10.40	$9.11	$8.75	$11.94
Total return	10.14%	14.16%	4.11%	(26.72)%	(12.46)%
Ratios and supplemental data:
Net assets at end of period (000’s)	$24,054	$30,511	$22,347	$29,734	$58,107
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(B)	2.56%	1.59%	1.52%	1.81%	1.64%
Gross expenses (including dividend expense on securities sold short)(C)	2.60%	1.68%	1.68%	1.97%	1.86%
Net investment income (loss)	(0.38)%	0.77%	0.81%	0.45%	0.68%
Portfolio turnover rate	233.99%	231.43%	168.45%	195.35%	171.50%

Touchstone Dynamic Equity Fund — Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year ended July 2012	Year ended July 2011	Year ended July 2010	Year ended July 2009	Year ended July 2008
Net asset value at beginning of period	$10.40	$9.12	$8.76	$11.96	$14.54
Income (loss) from investment operations:
Net investment income (loss)(A)	(0.04)	0.09	0.11	0.05	0.09
Net realized and unrealized gains (losses) on investments	1.10	1.19	0.25	(3.25)	(1.81)
Total from investment operations	1.06	1.28	0.36	(3.20)	(1.72)
Distributions from:
Net investment income	(0.10)	—	—	—	(0.16)
Realized capital gains	—	—	—	—	(0.70)
Total distributions	(0.10)	—	—	—	(0.86)
Net asset value at end of period	$11.36	$10.40	$9.12	$8.76	$11.96
Total return	10.27%	14.04%	4.11%	(26.76)%	(12.33)%
Ratios and supplemental data:
Net assets at end of period (000’s)	$6,168	$2	$2	$12,547	$29,025
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(D)	2.50%	1.52%	1.41%	1.77%	1.63%
Gross expenses (including dividend expense on securities sold short)(E)	2.95%	816.82%	2.84%	1.87%	1.89%
Net investment income (loss)	(0.33)%	0.92%	1.31%	0.55%	0.70%
Portfolio turnover rate	233.99%	231.43%	168.45%	195.35%	171.50%

(A) The net investment income per share is based on average shares outstanding for the period or year.

(B) The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 1.30%, 1.42%, 1.40%, 1.46% and 1.25% for the years ended July 2012, 2011, 2010,2009 and 2008, respectively.

(C) The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 1.35%, 1.51%, 1.56%, 1.62% and 1.47% for the years ended July 2012, 2011, 2010,2009 and 2008, respectively.

(D) The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 1.25%, 1.35%, 1.36%, 1.41% and 1.21% for the years ended July 2012, 2011, 2010,2009 and 2008, respectively.

(E) The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 1.70%, 816.65%, 2.79%, 1.51% and 1.47% for the years ended July 2012, 2011, 2010,2009 and 2008, respectively.

Touchstone Emerging Growth Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year ended July 2012	Year ended July 2011	Year ended July 2010	Year ended July 2009		Year ended July 2008
Net asset value at beginning of period	$12.16	$8.60	$7.71	$10.10		$12.90
Income (loss) from investment operations:
Net investment loss(A)	(0.14)	(0.16)	(0.07)	(0.10)		(0.16)
Net realized and unrealized gains (losses) on investments	(0.66)	3.72	0.96	(2.29	)(B)	(1.71)
Total from investment operations	(0.80)	3.56	0.89	(2.39)		(1.87)
Distributions from:
Realized capital gains	—	—	—	—		(0.93)
Net asset value at end of period	$11.36	$12.16	$8.60	$7.71		$10.10
Total return(C)	(6.58)%	41.40%	11.54%	(23.66	)%(B)	(16.08)%
Ratios and supplemental data:
Net assets at end of period (000’s)	$2,032	$4,060	$3,079	$3,480		$11,213
Ratio to average net assets:
Net expenses	1.59%	1.67%	1.67%	1.67%		1.67%
Gross expenses	2.69%	2.13%	2.37%	1.90%		1.88%
Net investment loss	(1.31)%	(1.49)%	(0.87)%	(1.35)%		(1.33)%
Portfolio turnover rate	172.76%	194.26%	248.88%	283.83%		260.79%

Touchstone Emerging Growth Fund — Class C (D)

Selected Data for a Share Outstanding Throughout Each Period

	Period ended July 31, 2012
Net asset value at beginning of period	$11.85
Loss from investment operations:
Net investment loss(A)	(0.06)
Net realized and unrealized losses on investments	(0.44)
Total from investment operations	(0.50)
Net asset value at end of period	$11.35
Total return(C)	(4.30	)%(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$2
Ratio to average net assets:
Net expenses	2.14	%(F)
Gross expenses	324.29	%(F)
Net investment loss	(1.86	)%(F)
Portfolio turnover rate	172.76%

(A)	The net investment income per share is based on average shares outstanding for the period or year.
(B)	Impact of payment from affiliate was less then $0.01 per share and 0.01%, respectively.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	The Fund began issuing Class C shares on April 12, 2012.
(E)	Not annualized.
(F)	Annualized.

Touchstone Emerging Growth — Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year ended July 2012	Year ended July 2011	Year ended July 2010	Year ended July 2009		Year ended July 2008
Net asset value at beginning of period	$12.34	$8.71	$7.79	$10.18		$12.97
Income (loss) from investment operations:
Net investment loss(A)	(0.12)	(0.13)	(0.05)	(0.08)		(0.13)
Net realized and unrealized gains (losses) on investments	(0.66)	3.76	0.97	(2.31	)(B)	(1.73)
Total from investment operations	(0.78)	3.63	0.92	(2.39)		(1.86)
Distributions from:
Realized capital gains	—	—	—	—		(0.93)
Net asset value at end of period	$11.56	$12.34	$8.71	$7.79		$10.18
Total return	(6.32)%	41.68%	11.81%	(23.48	)%(B)	(15.90)%
Ratios and supplemental data:
Net assets at end of period (000’s)	$6,936	$9,079	$13,498	$19,771		$15,510
Ratio to average net assets:
Net expenses	1.34%	1.42%	1.42%	1.42%		1.42%
Gross expenses	1.66%	1.46%	1.51%	1.57%		1.65%
Net investment loss	(1.06)%	(1.22)%	(0.54)%	(1.09)%		(1.11)%
Portfolio turnover rate	172.76%	194.26%	248.88%	283.83%		260.79%

Touchstone Emerging Growth — Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year ended July 2012	Year ended July 2011	Year ended July 2010	Year ended July 2009		Year ended July 2008
Net asset value at beginning of period	$12.50	$8.80	$7.86	$10.24		$13.01
Income (loss) from investment operations:
Net investment loss(A)	(0.10)	(0.11)	(0.05)	(0.07)		(0.11)
Net realized and unrealized gains (losses) on investments	(0.68)	3.81	0.99	(2.31	)(B)	(1.73)
Total from investment operations	(0.78)	3.70	0.94	(2.38)		(1.84)
Distributions from:
Realized capital gains	—	—	—	—		(0.93)
Net asset value at end of period	$11.72	$12.50	$8.80	$7.86		$10.24
Total return	(6.24)%	42.05%	11.96%	(23.24	)%(B)	(15.69)%
Ratios and supplemental data:
Net assets at end of period (000’s)	$16,650	$37,212	$46,986	$35,660		$34,651
Ratio to average net assets:
Net expenses	1.15%	1.22%	1.22%	1.22%		1.17%
Gross expenses	1.28%	1.20%	1.22%	1.18%		1.35%
Net investment loss	(0.87)%	(1.03)%	(0.51)%	(0.89)%		(0.85)%
Portfolio turnover rate	172.76%	194.26%	248.88%	283.83%		260.79%

(A)	The net investment income per share is based on average shares outstanding for the period or year.
(B)	Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.

Touchstone International Equity Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year ended July 2012	Year ended July 2011	Year ended July 2010	Year ended July 2009		Year ended July 2008
Net asset value at beginning of period	$9.40	$8.00	$7.67	$11.12		$13.51
Income (loss) from investment operations:
Net investment income(A)	0.14	0.12	0.11	0.12		0.17
Net realized and unrealized gains (losses) on investments	(1.23)	1.41	0.34	(3.46	)(B)	(2.45)
Total from investment operations	(1.09)	1.53	0.45	(3.34)		(2.28)
Distributions from:
Net investment income	(0.27)	(0.13)	(0.12)	(0.11)		(0.03)
Realized capital gains	—	—	—	—		(0.08)
Total distributions	(0.27)	(0.13)	(0.12)	(0.11)		(0.11)
Net asset value at end of period	$8.04	$9.40	$8.00	$7.67		$11.12
Total return(C)	(11.40)%	19.24%	5.89%	(29.95	)%(B)	(17.04)%
Ratios and supplemental data:
Net assets at end of period (000’s)	$233	$255	$363	$617		$1,875
Ratio to average net assets:
Net expenses	1.48%	1.52%	1.52%	1.52%		1.60%
Gross expenses	8.75%	6.85%	5.59%	3.43%		2.76%
Net investment income	1.70%	1.33%	1.30%	1.62%		1.34%
Portfolio turnover rate	54.85%	39.69%	92.20%	151.84%		180.69%

Touchstone International Equity Fund — Class C (D)

Selected Data for a Share Outstanding Throughout Each Period

	Period ended July 31, 2012
Net asset value at beginning of period	$8.20
Income (loss) from investment operations:
Net investment income(A)	0.02
Net realized and unrealized losses on investments	(0.19)
Total from investment operations	(0.17)
Net asset value at end of period	$8.03
Total return(C)	(2.07	)%(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$2
Ratio to average net assets:
Net expenses	2.14	%(F)
Gross expenses	342.38	%(F)
Net investment income	1.02	%(F)
Portfolio turnover rate	54.85%

(A) The net investment income per share is based on average shares outstanding for the period or year.

(B) Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.

(C) Total returns shown exclude the effect of applicable sales loads.  If these charges were included, the returns would be lower.

(D) The Fund began issuing Class C shares on April 12, 2012.

(E) Not annualized.

(F) Annualized.

Touchstone International Equity Fund — Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year ended July 2012	Year ended July 2011	Year ended July 2010	Year ended July 2009		Year ended July 2008
Net asset value at beginning of period	$9.44	$8.03	$7.70	$11.20		$13.57
Income (loss) from investment operations:
Net investment income(A)	0.16	0.15	0.13	0.14		0.22
Net realized and unrealized gains (losses) on investments	(1.24)	1.41	0.34	(3.49	)(B)	(2.49)
Total from investment operations	(1.08)	1.56	0.47	(3.35)		(2.27)
Distributions from:
Net investment income	(0.29)	(0.15)	(0.14)	(0.15)		(0.02)
Realized capital gains	—	—	—	—		(0.08)
Total distributions	(0.29)	(0.15)	(0.14)	(0.15)		(0.10)
Net asset value at end of period	$8.07	$9.44	$8.03	$7.70		$11.20
Total return	(11.10)%	19.57%	6.07%	(29.70	)%(B)	(16.88)%
Ratios and supplemental data:
Net assets at end of period (000’s)	$424	$541	$528	$513		$1,269
Ratio to average net assets:
Net expenses	1.23%	1.27%	1.27%	1.27%		1.34%
Gross expenses	5.98%	4.65%	4.77%	3.85%		3.44%
Net investment income	1.95%	1.64%	1.64%	1.94%		1.74%
Portfolio turnover rate	54.85%	39.69%	92.20%	151.84%		180.69%

Touchstone International Equity Fund — Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year ended July 2012	Year ended July 2011	Year ended July 2010	Year ended July 2009		Year ended July 2008
Net asset value at beginning of period	$9.46	$8.06	$7.73	$11.27		$13.61
Income (loss) from investment operations:
Net investment income(A)	0.18	0.18	0.15	0.16		0.25
Net realized and unrealized gains (losses) on investments	(1.24)	1.40	0.35	(3.52	)(B)	(2.49)
Total from investment operations	(1.06)	1.58	0.50	(3.36)		(2.24)
Distributions from:
Net investment income	(0.33)	(0.18)	(0.17)	(0.18)		(0.02)
Realized capital gains	—	—	—	—		(0.08)
Total distributions	(0.33)	(0.18)	(0.17)	(0.18)		(0.10)
Net asset value at end of period	$8.07	$9.46	$8.06	$7.73		$11.27
Total return	(10.96)%	19.75%	6.43%	(29.58	)%(B)	(16.61)%
Ratios and supplemental data:
Net assets at end of period (000’s)	$17,503	$35,274	$48,246	$72,759		$113,297
Ratio to average net assets:
Net expenses	1.01%	1.02%	1.02%	1.02%		1.06%
Gross expenses	1.91%	1.45%	1.52%	1.55%		1.32%
Net investment income	2.17%	2.02%	1.80%	2.15%		1.96%
Portfolio turnover rate	54.85%	39.69%	92.20%	151.84%		180.69%

(A) The net investment income per share is based on average shares outstanding for the period or year.

(B) Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.

Touchstone Balanced Allocation Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year ended July 2012	Year ended July 2011	Year ended July 2010	Year ended July 2009	Year ended July 2008
Net asset value at beginning of period	$11.03	$9.99	$9.28	$11.27	$12.68
Income (loss) from investment operations:
Net investment income(A)	0.17	0.18	0.22	0.29	0.21
Net realized and unrealized gains (losses) on investments	0.14	1.13	0.80	(1.46)	(0.74	)(B)
Total from investment operations	0.31	1.31	1.02	(1.17)	(0.53)
Distributions from:
Net investment income	(0.16)	(0.27)	(0.31)	(0.36)	(0.26)
Realized capital gains	—	—	—	(0.46)	(0.62)
Total distributions	(0.16)	(0.27)	(0.31)	(0.82)	(0.88)
Net asset value at end of period	$11.18	$11.03	$9.99	$9.28	$11.27
Total return(C)	2.89%	13.21%	10.99%	(9.30)%	(4.59	)%(B)
Ratios and supplemental data:
Net assets at end of period (000’s)	$9,839	$12,650	$21,312	$25,356	$44,959
Ratio to average net assets:
Net expenses(D)	0.64%	0.64%	0.64%	0.65%	0.94%
Gross expenses(D)	0.97%	0.94%	0.93%	0.79%	1.13%
Net investment income(D)	1.58%	1.71%	2.26%	3.30%	1.71%
Portfolio turnover rate	75.77%	5.65%	32.67%	29.74%	51.96%

(A) The net investment income per share is based on average shares outstanding for the period or year.

(B) Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.

(C) Total returns shown exclude the effect of applicable sales loads.  If these charges were included, the returns would be lower.

(D) Ratio does not include expenses of the underlying funds.

Touchstone Balanced Allocation Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year ended July 2012	Year ended July 2011	Year ended July 2010	Year ended July 2009	Year ended July 2008
Net asset value at beginning of period	$11.01	$9.97	$9.26	$11.17	$12.64
Income (loss) from investment operations:
Net investment income(A)	0.09	0.10	0.15	0.22	0.11
Net realized and unrealized gains (losses) on investments	0.14	1.13	0.79	(1.44)	(0.73	)(B)
Total from investment operations	0.23	1.23	0.94	(1.22)	(0.62)
Distributions from:
Net investment income	(0.10)	(0.19)	(0.23)	(0.23)	(0.23)
Realized capital gains	—	—	—	(0.46)	(0.62)
Total distributions	(0.10)	(0.19)	(0.23)	(0.69)	(0.85)
Net asset value at end of period	$11.14	$11.01	$9.97	$9.26	$11.17
Total return(C)	2.13%	12.41%	10.19%	(10.00)%	(5.34	)%(B)
Ratios and supplemental data:
Net assets at end of period (000’s)	$38,388	$50,108	$59,480	$77,330	$120,085
Ratio to average net assets:
Net expenses(D)	1.39%	1.39%	1.39%	1.40%	1.67%
Gross expenses(D)	1.65%	1.59%	1.62%	1.51%	1.85%
Net investment income(D)	0.84%	0.98%	1.51%	2.46%	0.92%
Portfolio turnover rate	75.77%	5.65%	32.67%	29.74%	51.96%

(A) The net investment income per share is based on average shares outstanding for the period or year.

(B) Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.

(C) Total returns shown exclude the effect of applicable sales loads.  If these charges were included, the returns would be lower.

(D) Ratio does not include expenses of the underlying funds.

Touchstone Balanced Allocation Fund — Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year ended July 2012	Year ended July 2011	Year ended July 2010	Year ended July 2009	Year ended July 2008
Net asset value at beginning of period	$11.05	$10.01	$9.30	$11.31	$12.70
Income (loss) from investment operations:
Net investment income(A)	0.20	0.23	0.24	0.31	0.23
Net realized and unrealized gains (losses) on investments	0.14	1.11	0.80	(1.46)	(0.74	)(B)
Total from investment operations	0.34	1.34	1.04	(1.15)	(0.51)
Distributions from:
Net investment income	(0.18)	(0.30)	(0.33)	(0.40)	(0.26)
Realized capital gains	—	—	—	(0.46)	(0.62)
Total distributions	(0.18)	(0.30)	(0.33)	(0.86)	(0.88)
Net asset value at end of period	$11.21	$11.05	$10.01	$9.30	$11.31
Total return	3.18%	13.49%	11.25%	(9.00)%	(4.40	)%(B)
Ratios and supplemental data:
Net assets at end of period (000’s)	$1,287	$1,866	$929	$672	$732
Ratio to average net assets:
Net expenses(C)	0.39%	0.39%	0.39%	0.40%	0.65%
Gross expenses(C)	1.40%	1.41%	2.28%	1.41%	5.13%
Net investment income(C)	1.84%	2.11%	2.46%	3.53%	1.91%
Portfolio turnover rate	75.77%	5.65%	32.67%	29.74%	51.96%

Touchstone Balanced Allocation Fund — Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year ended July 2012	Year ended July 2011	Year ended July 2010	Year ended July 2009	Year ended July 2008
Net asset value at beginning of period	$11.00	$9.97	$9.26	$11.28	$12.71
Income (loss) from investment operations:
Net investment income(A)	0.20	0.21	0.35	0.30	0.27
Net realized and unrealized gains (losses) on investments	0.14	1.12	0.69	(1.46)	(0.78	)(B)
Total from investment operations	0.34	1.33	1.04	(1.16)	(0.51)
Distributions from:
Net investment income	(0.18)	(0.30)	(0.33)	(0.40)	(0.30)
Realized capital gains	—	—	—	(0.46)	(0.62)
Total distributions	(0.18)	(0.30)	(0.33)	(0.86)	(0.92)
Net asset value at end of period	$11.16	$11.00	$9.97	$9.26	$11.28
Total return	3.19%	13.44%	11.29%	(9.13)%	(4.46	)%(B)
Ratios and supplemental data:
Net assets at end of period (000’s)	$30	$31	$27	$2,011	$6,196
Ratio to average net assets:
Net expenses(C)	0.39%	0.39%	0.39%	0.40%	0.85%
Gross expenses(C)	28.86%	46.94%	2.29%	0.58%	1.41%
Net investment income(C)	1.85%	1.97%	3.55%	3.35%	2.24%
Portfolio turnover rate	75.77%	5.65%	32.67%	29.74%	51.96%

(A) The net investment income per share is based on average shares outstanding for the period or year.

(B) Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.

(C) Ratio does not include expenses of the underlying funds.

Touchstone Conservative Allocation Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year ended July 2012	Year ended July 2011	Year ended July 2010	Year ended July 2009	Year ended July 2008
Net asset value at beginning of period	$10.87	$10.38	$9.84	$10.76	$11.30
Income (loss) from investment operations:
Net investment income(A)	0.21	0.26	0.34	0.48	0.29
Net realized and unrealized gains (losses) on investments	0.13	0.64	0.66	(0.61)	(0.25)
Total from investment operations	0.34	0.90	1.00	(0.13)	0.04
Distributions from:
Net investment income	(0.23)	(0.41)	(0.46)	(0.57)	(0.31)
Realized capital gains	—	—	—	(0.22)	(0.27)
Total distributions	(0.23)	(0.41)	(0.46)	(0.79)	(0.58)
Net asset value at end of period	$10.98	$10.87	$10.38	$9.84	$10.76
Total return(B)	3.23%	8.81%	10.27%	(0.49)%	0.24%
Ratios and supplemental data:
Net assets at end of period (000’s)	$8,466	$11,138	$12,141	$13,632	$15,858
Ratio to average net assets:
Net expenses(C)	0.61%	0.61%	0.61%	0.65%	0.93%
Gross expenses(C)	1.02%	0.91%	0.94%	0.86%	1.31%
Net investment income(C)	1.95%	2.43%	3.36%	5.09%	2.62%
Portfolio turnover rate	88.66%	12.81%	32.70%	39.55%	49.27%

(A) The net investment income per share is based on average shares outstanding for the period or year.

(B) Total returns shown exclude the effect of applicable sales loads.  If these charges were included, the returns would be lower.

(C) Ratio does not include expenses of the underlying funds.

Touchstone Conservative Allocation Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year ended July 2012	Year ended July 2011	Year ended July 2010	Year ended July 2009	Year ended July 2008
Net asset value at beginning of period	$10.81	$10.33	$9.80	$10.66	$11.25
Income (loss) from investment operations:
Net investment income(A)	0.13	0.18	0.27	0.39	0.21
Net realized and unrealized gains (losses) on investments	0.13	0.63	0.64	(0.58)	(0.25)
Total from investment operations	0.26	0.81	0.91	(0.19)	(0.04)
Distributions from:
Net investment income	(0.15)	(0.33)	(0.38)	(0.45)	(0.28)
Realized capital gains	—	—	—	(0.22)	(0.27)
Total distributions	(0.15)	(0.33)	(0.38)	(0.67)	(0.55)
Net asset value at end of period	$10.92	$10.81	$10.33	$9.80	$10.66
Total return(B)	2.50%	7.93%	9.37%	(1.20)%	(0.47)%
Ratios and supplemental data:
Net assets at end of period (000’s)	$17,104	$20,000	$23,985	$31,465	$34,242
Ratio to average net assets:
Net expenses(C)	1.36%	1.36%	1.36%	1.41%	1.67%
Gross expenses(C)	1.70%	1.61%	1.65%	1.54%	1.95%
Net investment income(C)	1.20%	1.72%	2.61%	4.23%	1.86%
Portfolio turnover rate	88.66%	12.81%	32.70%	39.55%	49.27%

(A) The net investment income per share is based on average shares outstanding for the period or year.

(B) Total returns shown exclude the effect of applicable sales loads.  If these charges were included, the returns would be lower.

(C) Ratio does not include expenses of the underlying funds.

Touchstone Conservative Allocation Fund — Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year ended July 2012	Year ended July 2011	Year ended July 2010	Year ended July 2009	Year ended July 2008
Net asset value at beginning of period	$10.87	$10.39	$9.85	$10.78	$11.30
Income (loss) from investment operations:
Net investment income(A)	0.24	0.29	0.35	0.44	0.32
Net realized and unrealized gains (losses) on investments	0.14	0.62	0.67	(0.54)	(0.25)
Total from investment operations	0.38	0.91	1.02	(0.10)	0.07
Distributions from:
Net investment income	(0.26)	(0.43)	(0.48)	(0.61)	(0.32)
Realized capital gains	—	—	—	(0.22)	(0.27)
Total distributions	(0.26)	(0.43)	(0.48)	(0.83)	(0.59)
Net asset value at end of period	$10.99	$10.87	$10.39	$9.85	$10.78
Total return	3.60%	8.97%	10.54%	(0.17)%	0.54%
Ratios and supplemental data:
Net assets at end of period (000’s)	$2,156	$1,370	$1,129	$234	$640
Ratio to average net assets:
Net expenses(B)	0.36%	0.36%	0.34%	0.40%	0.67%
Gross expenses(B)	1.38%	1.65%	1.65%	7.77%	4.34%
Net investment income(B)	2.20%	2.72%	3.40%	4.56%	2.86%
Portfolio turnover rate	88.66%	12.81%	32.70%	39.55%	49.27%

Touchstone Conservative Allocation Fund — Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year ended July 2012	Year ended July 2011	Year ended July 2010	Year ended July 2009	Year ended July 2008
Net asset value at beginning of period	$10.89	$10.40	$9.86	$10.79	$11.32
Income (loss) from investment operations:
Net investment income(A)	0.24	0.29	0.37	0.47	0.32
Net realized and unrealized gains (losses) on investments	0.12	0.63	0.65	(0.58)	(0.26)
Total from investment operations	0.36	0.92	1.02	(0.11)	0.06
Distributions from:
Net investment income	(0.26)	(0.43)	(0.48)	(0.60)	(0.32)
Realized capital gains	—	—	—	(0.22)	(0.27)
Total distributions	(0.26)	(0.43)	(0.48)	(0.82)	(0.59)
Net asset value at end of period	$10.99	$10.89	$10.40	$9.86	$10.79
Total return	3.52%	9.06%	10.52%	(0.19)%	0.41%
Ratios and supplemental data:
Net assets at end of period (000’s)	$1,342	$6,459	$6,158	$6,017	$6,816
Ratio to average net assets:
Net expenses(B)	0.36%	0.36%	0.36%	0.40%	0.69%
Gross expenses(B)	0.66%	0.63%	0.56%	1.43%	1.05%
Net investment income(B)	2.20%	2.70%	3.62%	4.85%	2.87%
Portfolio turnover rate	88.66%	12.81%	32.70%	39.55%	49.27%

(A) The net investment income per share is based on average shares outstanding for the period or year.

(B) Ratio does not include expenses of the underlying funds.

Touchstone Growth Allocation Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year ended July 2012	Year ended July 2011	Year ended July 2010	Year ended July 2009	Year ended July 2008
Net asset value at beginning of period	$11.40	$9.58	$8.66	$12.33	$14.82
Income (loss) from investment operations:
Net investment income(A)	0.13	0.08	0.12	0.10	0.07
Net realized and unrealized gains (losses) on investments	(0.14)	1.80	0.99	(3.12)	(1.67	)(B)
Total from investment operations	(0.01)	1.88	1.11	(3.02)	(1.60)
Distributions from:
Net investment income	(0.11)	(0.06)	(0.19)	—	(0.20)
Realized capital gains	—	—	—	(0.65)	(0.69)
Total distributions	(0.11)	(0.06)	(0.19)	(0.65)	(0.89)
Net asset value at end of period	$11.28	$11.40	$9.58	$8.66	$12.33
Total return(C)	(0.04)%	19.65%	12.78%	(23.55)%	(11.45	)%(B)
Ratios and supplemental data:
Net assets at end of period (000’s)	$10,320	$13,619	$16,721	$20,556	$43,129
Ratio to average net assets:
Net expenses(D)	0.57%	0.57%	0.57%	0.56%	0.91%
Gross expenses(D)	1.21%	1.13%	1.18%	1.03%	1.26%
Net investment income(D)	1.17%	0.77%	1.26%	1.14%	0.48%
Portfolio turnover rate	76.54%	7.78%	41.29%	27.09%	45.80%

(A) The net investment income per share is based on average shares outstanding for the period or year.

(B) Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.

(C) Total returns shown exclude the effect of applicable sales loads.  If these charges were included, the returns would be lower.

(D) Ratio does not include expenses of the underlying funds.

Touchstone Growth Allocation Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year ended July 2012	Year ended July 2011		Year ended July 2010	Year ended July 2009	Year ended July 2008
Net asset value at beginning of period	$10.90	$9.18		$8.30	$11.95	$14.53
Income (loss) from investment operations:
Net investment income (loss)(A)	0.04	—	(E)	0.04	0.03	(0.04)
Net realized and unrealized gains (losses) on investments	(0.12)	1.72		0.96	(3.03)	(1.61	)(B)
Total from investment operations	(0.08)	1.72		1.00	(3.00)	(1.65)
Distributions from:
Net investment income	(0.02)	—		(0.12)	—	(0.24)
Realized capital gains	—	—		—	(0.65)	(0.69)
Total distributions	(0.02)	—		(0.12)	(0.65)	(0.93)
Net asset value at end of period	$10.80	$10.90		$9.18	$8.30	$11.95
Total return(C)	(0.75)%	18.74%		12.03%	(24.16)%	(12.08	)%(B)
Ratios and supplemental data:
Net assets at end of period (000’s)	$23,968	$33,477		$36,655	$48,126	$83,127
Ratio to average net assets:
Net expenses(D)	1.32%	1.32%		1.32%	1.31%	1.66%
Gross expenses(D)	1.87%	1.75%		1.84%	1.75%	2.01%
Net investment income (loss)(D)	0.42%	0.02%		0.47%	0.42%	(0.29)%
Portfolio turnover rate	76.54%	7.78%		41.29%	27.09%	45.80%

(A) The net investment income per share is based on average shares outstanding for the period or year.

(B) Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.

(C) Total returns shown exclude the effect of applicable sales loads.  If these charges were included, the returns would be lower.

(D) Ratio does not include expenses of the underlying funds.

(E) Less than $0.005 per share

Touchstone Growth Allocation Fund — Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year ended July 2012	Year ended July 2011	Year ended July 2010	Year ended July 2009	Year ended July 2008
Net asset value at beginning of period	$11.57	$9.72	$8.77	$12.45	$14.91
Income (loss) from investment operations:
Net investment income(A)	0.15	0.12	0.05	0.12	0.09
Net realized and unrealized gains (losses) on investments	(0.14)	1.81	1.11	(3.15)	(1.67	)(B)
Total from investment operations	0.01	1.93	1.16	(3.03)	(1.58)
Distributions from:
Net investment income	(0.15)	(0.08)	(0.21)	—	(0.19)
Realized capital gains	—	—	—	(0.65)	(0.69)
Total distributions	(0.15)	(0.08)	(0.21)	(0.65)	(0.88)
Net asset value at end of period	$11.43	$11.57	$9.72	$8.77	$12.45
Total return	0.22%	19.94%	13.22%	(23.40)%	(11.25	)%(B)
Ratios and supplemental data:
Net assets at end of period (000’s)	$881	$3,561	$2,322	$667	$750
Ratio to average net assets:
Net expenses(C)	0.32%	0.32%	0.32%	0.32%	0.61%
Gross expenses(C)	1.62%	1.13%	1.33%	3.50%	5.47%
Net investment income(C)	1.42%	1.11%	0.56%	1.46%	0.68%
Portfolio turnover rate	76.54%	7.78%	41.29%	27.09%	45.80%

Touchstone Growth Allocation Fund — Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year ended July 2012	Year ended July 2011	Year ended July 2010	Year ended July 2009	Year ended July 2008
Net asset value at beginning of period	$11.56	$9.71	$8.77	$12.44	$14.91
Income (loss) from investment operations:
Net investment income(A)	0.15	0.11	0.32	0.12	0.09
Net realized and unrealized gains (losses) on investments	(0.25)	1.83	0.83	(3.14)	(1.68	)(B)
Total from investment operations	(0.10)	1.94	1.15	(3.02)	(1.59)
Distributions from:
Net investment income	(0.88)	(0.09)	(0.21)	—	(0.19)
Realized capital gains	—	—	—	(0.65)	(0.69)
Total distributions	(0.88)	(0.09)	(0.21)	(0.65)	(0.88)
Net asset value at end of period	$10.58	$11.56	$9.71	$8.77	$12.44
Total return	(0.26)%	20.01%	13.10%	(23.34)%	(11.32	)%(B)
Ratios and supplemental data:
Net assets at end of period (000’s)	$13	$788	$674	$17,845	$24,509
Ratio to average net assets:
Net expenses(C)	0.32%	0.32%	0.32%	0.31%	0.64%
Gross expenses(C)	7.68%	2.29%	0.67%	0.50%	0.84%
Net investment income(C)	1.42%	0.96%	3.37%	1.39%	0.67%
Portfolio turnover rate	76.54%	7.78%	41.29%	27.09%	45.80%

Amounts designated as “-” are either $0 or have been rounded to $0.

(A) The net investment income per share is based on average shares outstanding for the period or year.

(B) Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.

(C) Ratio does not include expenses of the underlying funds.

Touchstone Moderate Growth Allocation Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

Year ended July 2012	Year ended July 2011	Year ended July 2010	Year ended July 2009	Year ended July 2008
Net asset value at beginning of period	$11.11	$9.66	$8.87	$11.91	$13.76
Income (loss) from investment operations:
Net investment income(A)	0.15	0.12	0.15	0.17	0.10
Net realized and unrealized gains (losses) on investments	0.02	(B)	1.47	0.87	(2.37)	(1.11	)(C)
Total from investment operations	0.17	1.59	1.02	(2.20)	(1.01)
Distributions from:
Net investment income	(0.15)	(0.14)	(0.23)	(0.16)	(0.15)
Realized capital gains	—	—	—	(0.68)	(0.69)
Total distributions	(0.15)	(0.14)	(0.23)	(0.84)	(0.84)
Net asset value at end of period	$11.13	$11.11	$9.66	$8.87	$11.91
Total return(D)	1.65%	16.56%	11.52	%(C)	(17.27)%	(7.86	)%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$15,181	$18,848	$22,740	$25,782	$52,854
Ratio to average net assets:
Net expenses(E)	0.57%	0.57%	0.57%	0.57%	0.89%
Gross expenses(E)	1.03%	1.01%	1.08%	0.99%	1.26%
Net investment income(E)	1.38%	1.17%	1.53%	2.00%	0.74%
Portfolio turnover rate	77.44%	8.53%	37.54%	31.90%	43.04%

Touchstone Moderate Growth Allocation Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

Year ended July 2012	Year ended July 2011	Year ended July 2010	Year ended July 2009	Year ended July 2008
Net asset value at beginning of period	$10.86	$9.44	$8.67	$11.63	$13.59
Income (loss) from investment operations:
Net investment income(A)	0.07	0.05	0.07	0.11	—	(F)
Net realized and unrealized gains (losses) on investments	0.02	(B)	1.43	0.86	(2.31)	(1.08	)(C)
Total from investment operations	0.09	1.48	0.93	(2.20)	(1.08)
Distributions from:
Net investment income	(0.06)	(0.06)	(0.16)	(0.08)	(0.19)
Realized capital gains	—	—	—	(0.68)	(0.69)
Total distributions	(0.06)	(0.06)	(0.16)	(0.76)	(0.88)
Net asset value at end of period	$10.89	$10.86	$9.44	$8.67	$11.63
Total return(D)	0.89%	15.70%	10.71%	(17.90)%	(8.55	)%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$47,508	$61,074	$70,934	$92,373	$154,281
Ratio to average net assets:
Net expenses(E)	1.32%	1.32%	1.32%	1.32%	1.63%
Gross expenses(E)	1.74%	1.69%	1.74%	1.69%	1.88%
Net investment income (loss)(E)	0.63%	0.46%	0.78%	1.33%	(0.02)%
Portfolio turnover rate	77.44%	8.53%	37.54%	31.90%	43.04%

(A) The net investment income per share is based on average shares outstanding for the period or year.

(B) The amounts shown for a share outstanding throughout the period does not accord with the change in net realized and unrealized gains (losses) on investments for the period due to the timing of purchases and sales of fund shares in relation to fluctuating market values during the period.

(C) Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.

(D) Total returns shown exclude the effect of applicable sale loads.  If these charges were included, the returns would be lower.

(E) Ratio does not include expenses of the underlying funds.

(F) Less than $0.005 per share.

Touchstone Moderate Growth Allocation Fund — Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year ended July 2012	Year ended July 2011	Year ended July 2010	Year ended July 2009	Year ended July 2008
Net asset value at beginning of period	$11.23	$9.75	$8.95	$12.20	$13.84
Income (loss) from investment operations:
Net investment income(A)	0.18	0.18	0.17	0.20	0.13
Net realized and unrealized gains (losses) on investments	0.01	(B)	1.46	0.88	(2.40)	(1.11	)(C)
Total from investment operations	0.19	1.64	1.05	(2.20)	(0.98)
Distributions from:
Net investment income	(0.18)	(0.16)	(0.25)	(0.19)	(0.15)
Realized capital gains	—	—	—	(0.68)	(0.69)
Total distributions	(0.18)	(0.16)	(0.25)	(0.87)	(0.84)
Net asset value at end of period	$11.24	$11.23	$9.75	$8.95	$12.02
Total return	1.84%	16.93%	11.77	%(C)	(17.07)%	(7.64	)%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$763	$1,289	$635	$508	$600
Ratio to average net assets:
Net expenses(D)	0.32%	0.32%	0.32%	0.32%	0.61%
Gross expenses(D)	1.89%	1.65%	2.59%	2.64%	4.40%
Net investment income(D)	1.63%	1.63%	1.72%	2.34%	0.97%
Portfolio turnover rate	77.44%	8.53%	37.54%	31.90%	43.04%

Touchstone Moderate Growth Allocation Fund — Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Year ended July 2012	Year ended July 2011	Year ended July 2010	Year ended July 2009	Year ended July 2008
Net asset value at beginning of period	$11.16	$9.75	$8.95	$12.01	$13.82
Income (loss) from investment operations:
Net investment income(A)	0.18	0.15	0.28	0.19	0.13
Net realized and unrealized gains (losses) on investments	0.02	(B)	1.48	0.78	(2.38)	(1.11	)(C)
Total from investment operations	0.20	1.63	1.06	(2.19)	(0.98)
Distributions from:
Net investment income	(0.18)	(0.22)	(0.26)	(0.19)	(0.14)
Realized capital gains	—	—	—	(0.68)	(0.69)
Total distributions	(0.18)	(0.22)	(0.26)	(0.87)	(0.83)
Net asset value at end of period	$11.18	$11.16	$9.75	$8.95	$12.01
Total return	1.92%	16.88%	11.79	%(C)	(16.99)%	(7.59	)%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$8	$8	$7	$7,948	$8,836
Ratio to average net assets:
Net expenses(D)	0.32%	0.32%	0.32%	0.32%	0.70%
Gross expenses(D)	111.34%	183.59%	0.99%	0.61%	0.99%
Net investment income(D)	1.63%	1.43%	2.99%	2.21%	0.98%
Portfolio turnover rate	77.44%	8.53%	37.54%	31.90%	43.04%

(A) The net investment income per share is based on average shares outstanding for the period or year.

(B) The amounts shown for a share outstanding throughout the period does not accord with the change in net realized and unrealized gains (losses) on investments for the period due to the timing of purchases and sales of fund shares in relation to fluctuating market values during the period.

(C) Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.

(D) Ratio does not include expenses of the underlying funds.

TOUCHSTONE INVESTMENTS*

DISTRIBUTOR

Touchstone Securities, Inc.*

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

1.800.638.8194

INVESTMENT ADVISOR

Touchstone Advisors, Inc.*

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SHAREHOLDER SERVICES

1.800.543.0407

*A Member of Western & Southern Financial Group

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group: Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

Go paperless, sign up today at:

www.TouchstoneInvestments.com/home

For investors who want more information about the Funds, the following documents are available free upon request:

Statement of Additional Information (“SAI”):  The SAI provides more detailed information about the Funds and is incorporated herein by reference, which means it is legally a part of this Prospectus.

Annual/Semiannual Reports (“Financial Reports”): The Funds’ Financial Reports provide additional information about the Funds’ investments.  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial advisor or by contacting Touchstone Investments at 1.800.543.0407.  The SAI and Financial Reports are also available on the Touchstone Investments website at: www.TouchstoneInvestments.com/home/formslit/

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  You can receive information about the operation of the Public Reference Room by calling the SEC at 1.202.551.8090.

Reports and other information about the Funds are available on the EDGAR database of the SEC’s internet site at http://www.sec.gov.  For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-03651

TSF-54CC-TST-1-1211